                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07458

                            Tweedy, Browne Fund Inc.
               (Exact name of registrant as specified in charter)

                           350 Park Avenue, 9th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                             M. Gervase Rosenberger
                           Tweedy, Browne Company LLC
                           350 Park Avenue, 9th Floor
                               New York, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-916-0600

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                    (GRAPHIC)

                            TWEEDY, BROWNE FUND INC.

                                  ANNUAL REPORT

                        Tweedy, Browne Global Value Fund
             Tweedy, Browne Global Value Fund II - Currency Unhedged
                            Tweedy, Browne Value Fund
             Tweedy, Browne Worldwide High Dividend Yield Value Fund

                                 MARCH 31, 2010

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT ............................................................................   II-1

TWEEDY, BROWNE FUND INC.
   Investment Adviser's Note .............................................................   II-2
   Expense Information ...................................................................   II-7
TWEEDY, BROWNE GLOBAL VALUE FUND
   Portfolio Highlights ..................................................................   II-8
   Perspective on Assessing Investment Results ...........................................   II-9
   Portfolio of Investments ..............................................................   II-10
   Sector Diversification ................................................................   II-12
   Portfolio Composition .................................................................   II-12
   Schedule of Forward Exchange Contracts ................................................   II-12
TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED
   Portfolio Highlights ..................................................................   II-14
   Perspective on Assessing Investment Results ...........................................   II-15
   Portfolio of Investments ..............................................................   II-16
   Sector Diversification ................................................................   II-18
   Portfolio Composition .................................................................   II-18
TWEEDY, BROWNE VALUE FUND
   Portfolio Highlights ..................................................................   II-19
   Perspective on Assessing Investment Results ...........................................   II-20
   Portfolio of Investments ..............................................................   II-21
   Sector Diversification ................................................................   II-22
   Portfolio Composition .................................................................   II-22
   Schedule of Forward Exchange Contracts ................................................   II-22
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
   Portfolio Highlights ..................................................................   II-23
   Perspective on Assessing Investment Results ...........................................   II-24
   Portfolio of Investments ..............................................................   II-25
   Sector Diversification ................................................................   II-26
   Portfolio Composition .................................................................   II-26
TWEEDY, BROWNE FUND INC.
   Statements of Assets and Liabilities ..................................................   II-28
   Statements of Operations ..............................................................   II-29
   Statements of Changes in Net Assets ...................................................   II-30
   Financial Highlights ..................................................................   II-32
   Notes to Financial Statements .........................................................   II-34
   Investment in the Fund by the Investment Adviser and Related Parties ..................   II-39
   Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm ...   II-42
   Other Information .....................................................................   II-43

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED
TWEEDY, BROWNE VALUE FUND
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

                                  ANNUAL REPORT

                                 MARCH 31, 2010

TWEEDY, BROWNE FUND INC.

INVESTMENT ADVISER'S NOTE (UNAUDITED)

To Our Shareholders:

     Presented below are investment results of the four Tweedy, Browne mutual funds through March 31, 2010, with comparisons to the indices we consider relevant.

                       TWEEDY, BROWNE GLOBAL VALUE FUND
                  ------------------------------------------
                                               RETURN AFTER       MSCI
                                RETURN          TAXES ON         EAFE          MSCI
                  RETURN         AFTER       DISTRIBUTIONS &   INDEX(1)(2)      EAFE
PERIOD ENDED      BEFORE       TAXES ON        SALE OF FUND      (HEDGED     INDEX(1)(2)
3/31/10           TAXES*   DISTRIBUTIONS**       SHARES**        TO US$)       (IN US$)
------------      ------   ---------------   ---------------   -----------   -----------
3 Months           4.39%         4.39%             2.85%           4.17%        0.87%
6 Months          12.67         12.80              8.95            7.22         3.06
1 Year            58.85         59.04             39.26           44.82        54.44
3 Years           -2.96         -3.95             -2.34           -7.24        -7.01
5 Years            4.98          4.26              4.45            4.36         3.75
10 Years           5.99          5.13              5.06           -0.33         1.27
15 Years          10.36          9.11              8.77            6.14         4.85
Since Inception
(6/15/93)(3)      10.22          9.07              8.74            5.47         5.24

30-Day Standardized Yield as of 3/31/10: 0.92%

Total Annual Fund Operating Expense Ratios as of 3/31/09 and 3/31/10 were 1.41% and 1.41%, respectively+

                     TWEEDY, BROWNE GLOBAL VALUE FUND II -
                               CURRENCY UNHEDGED
                  ------------------------------------------
                                               RETURN AFTER                     MSCI
                                RETURN          TAXES ON           MSCI         EAFE
                  RETURN         AFTER       DISTRIBUTIONS &       EAFE      INDEX(1)(2)
PERIOD ENDED      BEFORE       TAXES ON        SALE OF FUND    INDEX(1)(2)     (HEDGED
3/31/10           TAXES*   DISTRIBUTIONS**       SHARES**        (IN US$)      TO US$)
------------      ------   ---------------   ---------------   -----------   -----------
3 Months           0.69%         0.69%             0.45%           0.87%        4.17%
Since Inception
(10/26/09)(3)      2.74          2.73              1.79            1.45         6.94

30-Day Standardized Yield (Subsidized) as of 3/31/10: 0.74%

30-Day Standardized Yield (Unsubsidized) as of 3/31/10: 0.00%

Gross Annual Operating Expense Ratio estimated for the fiscal years ended 3/31/09 and 3/31/10 were 1.63% and 2.57%, respectively. +++++

Net Annual Operating Expense Ratio estimated for the fiscal years ended 3/31/09 and 3/31/10 were 1.38% and 1.38%, respectively.+++++

                           TWEEDY, BROWNE VALUE FUND
                  ------------------------------------------
                                               RETURN AFTER                     MSCI
                                RETURN          TAXES ON                        WORLD
                  RETURN         AFTER       DISTRIBUTIONS &                 INDEX(1)(4)
PERIOD ENDED      BEFORE       TAXES ON        SALE OF FUND        S&P         (HEDGED
3/31/10           TAXES*   DISTRIBUTIONS**       SHARES**       500(1)(5)      TO US$)
------------      ------   ---------------   ---------------   -----------   -----------
3 Months           4.45%         4.45%             2.89%           5.39%        4.63%
6 Months          12.94         12.75              8.65           11.75         9.17
1 Year            51.18         50.93             33.59           49.77        46.52
3 Years            0.03         -1.20             -0.12           -4.15           --
5 Years            3.55          2.27              2.93            1.92           --
10 Years           4.51          3.51              3.70           -0.65           --
15 Years           8.93          7.95              7.71            7.74           --
Since Inception
(12/8/93)(3)       8.68          7.77              7.53            7.81           --

30-Day Standardized Yield as of 3/31/10: 0.75%

Total Annual Fund Operating Expense Ratios as of 3/31/09 and 3/31/10 were 1.42% and 1.43%, respectively+

                            TWEEDY, BROWNE WORLDWIDE
                         HIGH DIVIDEND YIELD VALUE FUND
                  ------------------------------------------
                                               RETURN AFTER
                                RETURN          TAXES ON           MSCI
                  RETURN         AFTER       DISTRIBUTIONS &      WORLD
PERIOD ENDED      BEFORE       TAXES ON        SALE OF FUND    INDEX(1)(4)
3/31/10           TAXES*   DISTRIBUTIONS**       SHARES**        (IN US$)
------------      ------   ---------------   ---------------   -----------
3 Months           0.70%         0.70%             0.46%           3.24%
6 Months           8.61          8.46              5.79            7.44
1 Year            45.19         44.17             29.53           52.37
Since Inception
(9/5/07)(3)       -3.41         -4.03             -3.19           -7.61

30-Day Standardized Yield (Subsidized) as of 3/31/10: 2.13%

30-Day Standardized Yield (Unsubsidized) as of 3/31/10: 2.01%

Gross Annual Fund Operating Expense Ratios as of 3/31/09 and 3/31/10 were 1.55% and 1.47%, respectively+++++

Net annual Operating Expense Ratios as of 3/31/09 and 3/31/10 were 1.38% and 1.38%, respectively +++++

* THE PRECEDING PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE VISIT WWW.TWEEDY.COM TO OBTAIN PERFORMANCE DATA, WHICH IS CURRENT TO THE MOST RECENT MONTH END. SEE PAGE II-6 FOR FOOTNOTES 1 THROUGH 5, WHICH DESCRIBE THE INDICES AND INCEPTION DATES OF THE FUNDS. RESULTS ARE ANNUALIZED FOR ALL PERIODS GREATER THAN ONE YEAR.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. RETURNS AFTER TAXES ON DISTRIBUTIONS ARE ADJUSTED FOR FEDERAL INCOME TAXES ASSOCIATED WITH FUND DISTRIBUTIONS, BUT DO NOT REFLECT THE FEDERAL INCOME TAX IMPACT OF GAINS OR LOSSES RECOGNIZED WHEN FUND SHARES ARE SOLD. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ARE ADJUSTED FOR FEDERAL INCOME TAXES ASSOCIATED WITH FUND DISTRIBUTIONS AND REFLECT THE FEDERAL INCOME TAX IMPACT OF GAINS OR LOSSES RECOGNIZED WHEN FUND SHARES ARE SOLD. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

+ THE FUNDS DO NOT IMPOSE ANY FRONT-END OR DEFERRED SALES CHARGE. HOWEVER, THE TWEEDY, BROWNE GLOBAL VALUE FUND, TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED AND TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND IMPOSE A 2% REDEMPTION

FEE ON REDEMPTION PROCEEDS FOR REDEMPTIONS OR EXCHANGES MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THE REDEMPTION FEE, AND IF REFLECTED, THE REDEMPTION FEE WOULD REDUCE THE PERFORMANCE DATA QUOTED FOR PERIODS OF 60 DAYS OR LESS. THE EXPENSE RATIOS SHOWN ABOVE REFLECT THE INCLUSION OF ACQUIRED FUND FEES AND EXPENSES AND MAY DIFFER FROM THOSE SHOWN IN THE FUNDS' FINANCIAL STATEMENTS.

++ Tweedy, Browne Company LLC (the "Adviser") has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund and Global Value Fund II -- Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2011. In this arrangement the Worldwide High Dividend Yield Value Fund and Global Value Fund II --Currency Unhedged have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

     Successful investing is often about the ability to keep your wits about you when all hell is breaking loose in financial markets. This is understandably a daunting proposition even for the most seasoned of professional investors. As a species, we are not hard-wired to make rational economic decisions. For those who had the financial conviction to stand fast as the crisis unfolded around them in March 2009, the last fiscal year proved to be a good one, and our Funds did not disappoint. For the twelve months ending March 31, 2010, the Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund were up 58.85%, 51.18% and 45.19%, respectively. These were the best March 31 fiscal year returns in the Funds' respective histories. Our new Fund, Tweedy, Browne Global Value Fund II-Currency Unhedged, also got off to a good start from its inception in October 2009, although it is still a work in progress. All in all it was an extraordinary year, particularly in light of where we were back in early March 2009. Nevertheless, given the extent of the down draft in 2008 and early 2009, we are painfully aware that we have more ground to make up.

     A lot has been written about what an awful decade this has been for equity investors, as measured by the flat to negative compound returns of most broad market indices. For our shareholders it has been somewhat of a different and better story, although our equity returns for the decade were certainly not at the levels we saw in the 80s and 90s. Over the last 10 years, the Tweedy, Browne Global Value Fund compounded at 5.99% and the Tweedy, Browne Value Fund compounded at 4.51%, or 632 and 516 basis points better than their respective benchmark indices on an average annual basis. Over the last 10 years, an initial investment of $100,000 in the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund were worth approximately $178,960 and $155,400, respectively, at the end of the period. By comparison, over the last 10 years, initial investments of $100,000 in the MSCI EAFE Index (Hedged to US$) and S&P 500 Index were worth approximately $96,740 and $93,650, respectively, at the end of the period. These two Funds have also outperformed their respective benchmarks on an annualized basis by 539 and 435 basis points, respectively, over this same 10-year period after taxes on distributions and an assumed sale of Fund shares, this latter achievement being rare in the world of active investment management.

     When measured on a rolling 10-year basis since inception using monthly returns, the Global Value Fund outperformed its benchmark in 83 out of 83 possible 10-year holding periods over the last 16 plus years it has been in existence, or 100% of the time. It also outperformed its benchmark in 90% of the rolling 5-year periods. The Value Fund was no slouch either, outperforming the S&P 500 in 94% of the rolling 10-year periods and 60% of the rolling 5-year periods. Perhaps more importantly, our Funds have an unblemished record of outperforming their benchmarks in every down market (as measured on a calendar year basis) since their respective inceptions.*

     It's a well known fact that only a small percentage of active equity managers beat their benchmark indices over the longer term. It's another thing altogether to beat their benchmarks after taxes. For example, since its inception nearly 17 years ago, the Tweedy, Browne Global Value Fund's annualized return of 8.74% net of fees, expenses and taxes on distributions and an assumed sale of fund shares was on an annualized basis 327 basis points better than the MSCI EAFE Index (Hedged to US$) and 350 basis points better than the MSCI EAFE Index (in US$) for the same period. An investment of $100,000 in the Tweedy, Browne Global Value Fund at its inception nearly 17 years ago grew to $408,100 net of fees, expenses and taxes on distributions and an assumed sale of fund shares on March 31, 2010. By comparison, an initial investment of $100,000 in the MSCI EAFE Index (Hedged to US$) increased to $245,160 over the same nearly 17-year period. Setting our humility aside for a moment, we think this is pretty thin air in the investment management business.

     While the past 10 years has produced a rather dismal rate of return in general for equities, we would caution against a wholesale retreat from equity markets on the basis of what one reads in the financial media about the "lost decade of stock investing." It is worth keeping in mind that the beginning point for measurement was March 2000, near the peak of the dot-com frenzy when technology stocks represented approximately 32.9% of the S&P 500 index and the NASDAQ index had peaked at over 5000. If one were to look at the previous 15 or 20 years ending in 2009, the picture is decidedly different with the S&P 500's total return (including dividends) compounding at 8.03% and 8.19%, respectively, for these periods. As an aside, it is a well established tenet in

----------
* THIS RECORD MAY NOT BE DUPLICATED IN THE FUTURE. MOREOVER, THERE MAY BE TIME PERIODS WHEN THE FUNDS UNDERPERFORM FOR AN EXTENDED PERIOD OF TIME.

behavioral finance that many investors place far greater weight on a more recent set of factors and extrapolate them well into the future, often to their financial detriment. Now it is undeniable that entry point has an enormous impact on returns measured over subsequent periods and had you put everything into an index fund such as the S&P 500 in March of 2000, you are, rightfully, not a very happy investor. However, if you were fortunate to have made periodic investments over the 10-year period, no doubt your outcome would look different. Our point is that while a lot has been written about this period, we think it represents an incomplete picture and provides little guidance about the future.

     While it is impossible to know how global equity markets are likely to perform in the short term, we believe there is good reason to be optimistic in the long term despite the serious macroeconomic headwinds we are currently facing. As we mentioned in our last report, the last time we faced a year like 2008 was in 1973-1974, when the prices of the "nifty fifty" growth stocks collapsed, sending equity markets into a tailspin that resulted in a loss of approximately 50%. Over the next 10 years, the S&P 500 and the MSCI EAFE Index compounded nominally at 14.8% and 13.5%, respectively, per year despite debilitating inflation during the Carter Administration that drove interest rates to as high as 21% in 1980. Investors who are concerned about the economic headwinds we are currently facing should not lose sight of the fact that cheap valuations can often offset a lot of macroeconomic ills. Global equity market valuations during the recent crisis did not get as cheap as they did in 1974. Nonetheless, back in October 2008 and March 2009, many stocks were very attractively priced. Even after the run-up in equity prices since March 2009, we think more price-sensitive, value-oriented portfolios such as ours are still reasonably valued. While we can provide no guarantees regarding future returns, we nevertheless believe that when looking back five-to-ten years from now, even from these levels in the market, this will have proven to be a pretty good time to be actively investing.

     As we discussed in our last report to you back in the Fall of last year, significant changes were made across all of our Fund portfolios during the heat of the crisis. For the first time in a long time, widespread fear created pricing opportunities in higher quality, growing businesses, and we took advantage. We were able to buy oil stocks as oil prices came down; we established positions in three railroad companies; we acquired interests in a number of high quality "better businesses"; we were able to repurchase some high quality industrial cyclicals we had owned in the past; and there were even a few Ben Graham "net current asset stocks" (stocks trading at discounts to their current assets less all liabilities senior to the common stock) that we were able to add to our Funds' portfolios. These new positions took up residence alongside some of the globally diversified consumer products companies that have been staples in our Funds' portfolios for some time.

     As with previous stock market collapses, the bounce off the bottom back in early March of last year was led by lower quality stocks, those that suffered the worst declines during the downturn. While most stocks were up nicely for the calendar year, steadier, higher quality businesses, particularly those that pay a dividend, significantly underperformed lower quality non-dividend paying issues, and today we believe offer investors much better value. For example, in calendar year 2009, the 370 stocks in the S&P 500 that paid some kind of a dividend were up 27.7% on average versus a return of 82.4% for the stocks that did not pay a dividend. The same held true for global equities, with the stocks that pay a dividend in the MSCI World Index up approximately 32% versus a return of 75% for the stocks in the index that did not pay a dividend. In general, the higher the dividend yield, the lower the total return in 2009. As we moved closer to year-end, dividend stocks perked up, and were in part responsible for our Funds' strong results over the last six months.

MSCI WORLD INDEX (CONSTITUENTS AS AT DECEMBER 31, 2009)
TOTAL RETURN YEAR-TO-DATE THROUGH DECEMBER 31, 2009

                                                                               P/E RATIO
                                                                WEIGHTED      (FORWARD)**
                           # OF       WEIGHT OF    WEIGHTED    YTD TOTAL    ---------------
                        COMPANIES*   TOTAL INDEX    YIELD       RETURN      2010 E   2011 E
                        ----------   -----------   --------   -----------   ------   ------
Non-Payers                  316         13.91%        --         74.96%      18.72    16.89
Dividend Payers           1,340         86.09%       3.03        32.30%      16.96    15.30
Total Index               1,656        100.00%       2.61        38.23%      17.20    15.52
With Yield > 3%             480         36.26%       4.91        25.25%      14.86    13.13
With Yields > 3%
and < 6%                    378         30.04%       4.27        26.40%      15.27    13.49

THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS. THE MSCI WORLD INDEX (US$) REFLECTS THE RETURN OF THIS INDEX FOR A US DOLLAR INVESTOR.

*    USING THE INDEX'S CONSTITUENT MEMBERS AS OF DECEMBER 31, 2009

**   EXCLUDES VALUES >100

NOTE: "DIVIDEND PAYERS" ARE COMPANIES IN THE INDEX THAT HAVE A 12-MONTH DIVIDEND YIELD > 0%

     Today, the top 25 holdings in our four Funds continue to be comprised in large part of less cyclical, steadier dividend-paying companies with more sustainable demand characteristics. We frequently refer to these kinds of companies as financial "Suburbans," companies that are able to weather difficult markets, that are for the most part globally diversified, have solid balance sheets, sell products to an aspiring and growing global middle class, and pay an attractive yield. Many of these companies, such as Heineken, Unilever, Nestle, Diageo, Philip Morris International, and Novartis, among a host of others, derive a surprising amount of their revenues and profits from the emerging markets. Above all, we think that these companies continue to trade at reasonable valuations. For example, the top 25 holdings shown in the following charts for both the Global Value Fund and the Value Fund as of March 31, 2010, were trading on average at approximately 14 to 15 times estimated 2010 earnings and had a dividend yield on average of 2.7% (Value Fund) and 3.3% (Global Value
Fund). (PLEASE NOTE THAT THE AVERAGE DIVIDEND YIELDS SHOWN BELOW ARE NOT REPRESENTATIVE OF THE FUNDS' YIELDS, NOR DO THEY REPRESENT THE FUNDS' PERFORMANCE. THE FIGURES SOLELY REPRESENT THE AVERAGE WEIGHTED DIVIDEND YIELD OF THE TOP 25 COMMON STOCKS HELD IN EACH FUND'S PORTFOLIO. PLEASE REFER TO THE 30-DAY STANDARDIZED YIELDS IN THE PERFORMANCE CHARTS ON PAGE II-2 FOR THE FUNDS' YIELDS.) While these price-to-earnings ratio ("P/E") multiples are at a modest discount to market multiples, the multiples for many of these companies would be even lower if measured against more normalized earnings power.

GLOBAL VALUE FUND'S TOP 25 HOLDINGS AS OF 3/31/10

                              FORWARD P/E RATIO*
                              ------------------    DIV     % OF TOTAL
SECURITY                      2010 E     2011 E    YIELD*  FUND EQUITY
--------                      ------   ---------   -----   -----------
AXEL SPRINGER AG               13.82     11.42      5.10%      4.79%
NESTLE SA                      16.92     15.42      2.96       4.74
HEINEKEN HOLDING NV            13.65     11.69      2.43       4.70
CNP ASSURANCES                  8.97      8.05      4.29       4.44
UNILEVER                       15.16     13.90      4.68       4.26
MUNICH RE                      10.32      9.30      4.79       3.86
DIAGEO PLC                     15.47     14.05      3.70       3.64
KONE CORPORATION               17.30     16.33      2.12       3.61
NOVARTIS AG                    11.40     10.60      3.69       3.45
TOTAL SA                        9.64      8.56      5.30       3.36
AKZO NOBEL                     14.16     12.00      3.20       3.15
LINDE AG                       16.57     14.49      2.04       2.90
GESTEVISION TELECINCO          24.88     17.77      2.50       2.83
COCA-COLA FEMSA                17.19     14.46      0.83       2.82
HENKEL KGAA                    15.03     12.95      1.49       2.80
SK TELECOM                      8.74      7.65      5.42       2.54
PHILIP MORRIS INT'L            13.62     12.31      4.45       2.41
FRASER & NEAVE                 13.37     12.12      2.81       2.31
SCHIBSTED                      20.01     14.55      1.00       2.26
ROCHE HOLDING AG               12.97     11.71      3.51       2.13
CANON INC                      24.29     19.74      2.57       1.95
GRUPO CONTINENTAL              13.73     12.72      4.02       1.54
HONDA MOTOR CO LTD             22.87     16.26      1.09       1.47
KOREA EXCHANGE BANK             8.96      8.53      3.78       1.44
BERKSHIRE HATHAWAY             22.34     21.05      0.00       1.40
                               -----     -----      ----      -----
WEIGHTED AVERAGES & TOTALS:    14.76     12.76      3.31%     74.80%


*    SOURCE: BLOOMBERG

VALUE FUND'S TOP 25 HOLDINGS AS OF 3/31/10

                              FORWARD P/E RATIO*
                              ------------------    DIV     % OF TOTAL
SECURITY                      2010 E    2011 E     YIELD*    FUND EQUITY
--------                      ------    --------   ------    -----------
NESTLE SA                      16.31      14.99     2.90%       5.05%
DIAGEO PLC                     15.08      13.58     2.62        4.72
HEINEKEN HOLDING NV            13.65      11.69     2.43        4.54
UNILEVER                       14.66      13.36     3.60        4.09
COMCAST CORP                   14.65      13.11     2.10        3.73
MUNICH RE                      10.32       9.30     4.79        3.66
WAL-MART STORES INC            13.91      12.67     2.18        3.62
JOHNSON & JOHNSON              13.28      12.19     3.01        3.47
PHILIP MORRIS INT'L            13.62      12.31     4.45        3.45
EMERSON ELECTRIC               20.61      17.22     2.66        3.45
AMERICAN NAT'L INS             25.23      25.23     2.71        3.32
TOTAL SA                        9.64       8.56     5.30        3.10
NOVARTIS AG                    11.40      10.60     3.69        2.98
TRANSATLANTIC HLDGS             8.37       7.82     1.52        2.87
HENKEL KGAA                    15.03      12.95     1.49        2.79
BERKSHIRE HATHAWAY             22.34      21.05     0.00        2.68
NAT'L WESTERN LIFE INS         13.17**    13.17**   0.20        2.62
CNP ASSURANCES                  8.97       8.05     4.29        2.56
LEUCADIA NAT'L CORP            13.78**    13.78**   0.96        2.42
DEVON ENERGY                   10.50       9.41     0.99        2.40
LINDE AG                       16.57      14.49     2.04        2.17
3M CO                          16.32      14.70     2.51        2.16
CONOCOPHILLIPS                  8.72       6.86     4.30        2.15
GESTEVISION TELECINCO          24.88      17.77     2.50        2.12
UNIFIRST CORP                  14.54      14.73     0.29        1.93
                               -----      -----     ----       -----
WEIGHTED AVERAGES & TOTALS:    14.64      13.23     2.65%      78.05%

*    SOURCE: BLOOMBERG

**   P/E RATIOS BASED ON TWEEDY, BROWNE'S ESTIMATES

     While we believe the value in global equity markets continues to be in these larger, higher quality dividend paying companies, markets have appreciated dramatically over the last year, and valuations are up across the board even in these companies. That has slowed the pace of bargain hunting considerably, although undervalued stocks are still popping up, but at a much slower pace than during the crisis. Nevertheless, we have added some new positions of late, including Brown and Brown, a US-based insurance broker; Exelon, the dominant nuclear utility in the US; BAE Systems, a UK-based defense contractor; and Berkshire Hathaway, which we received in exchange for the bulk of our position in Burlington Northern when Berkshire consummated its acquisition of Burlington in early February. All of these companies, with the exception of Berkshire, pay a healthy dividend.

     As we write this letter, the Dow Jones Industrial Average has crossed 11,000, having advanced over 68% since the market bottom in early March of last year. The markets appear to be rather fairly valued, and many of our value-oriented brethren feel that the markets may indeed be somewhat ahead of underlying fundamentals. Worries about the prospects for inflation and higher interest rates abound despite the assurances of Fed Chairman Bernanke that such concerns are currently unwarranted. While it would not surprise us if the markets took a breather at some point, we would caution against wholesale pessimism. World economies are currently in "work out" mode, and are slowly adjusting to new fiscal realities. While policy makers may stumble from time to time, we have great confidence in businesses, which are generally well ahead of governments in terms of rational behavior. One fact we find interesting is that in 1964, the S&P 500 earnings were $4.76 per share. In 2009, the S&P 500 earnings were $59.65 per share (a year in which S&P 500 profits declined substantially from the previous year). The interesting part, from our perspective, is that despite enormous ups and downs in the economy and the world, businesses have done quite well over the years. It is sometimes easy to forget just how adaptive and creative businesses are in a changing world and it is this adaptability and creativity that has enabled them to prosper.

     We believe the businesses we are invested in today have, for the most part, the strength to withstand turbulence we may encounter as we continue to pull ourselves out of the economic downturn. We believe that they currently trade at reasonable-to-attractive multiples, and should have the pricing power to stay well ahead of an advancing inflation. There will no doubt be bumps along the way that may challenge the resolve of investors. However, we are quite confident that a rational and value-oriented, businesslike approach to investing should continue to preserve and grow capital over the long term.

     Today, approximately 10% of the net assets of the Tweedy, Browne Global Value Fund is invested in what we would describe as the more developed of the emerging markets, primarily South Korea and Mexico. We are actively screening in Brazil and India today, but uncovering very little value. More importantly, as we mentioned in our last report to you, we have significant indirect exposure to the emerging markets through a number of global multinationals that we own, companies such as Nestle, Diageo, Unilever, Philip Morris International, Heineken, Total and Emerson Electric, among a host of others. In our view, the valuations of these companies remain quite reasonable and are largely free of corporate governance issues, which can plague local emerging market companies. For example, the US-based conglomerate 3M, which we own in the Tweedy, Browne Value Fund, has a publicly traded subsidiary in India called 3M India Ltd., which trades today at approximately 23x earnings before interest, taxes, depreciation and amortization ("EBITDA"), 26x earnings before interest and taxes ("EBIT"), and 40x earnings.

This compares to the US-domiciled parent company's valuation of 17x earnings, 9x EBITDA, and 11x EBIT. From our point of view, the parent company today is practically fully valued despite trading at less than half the multiple levels of its Indian subsidiary. Investing indirectly is often simply a cheaper and safer way to participate in these rapidly growing emerging markets.

     Last October, we established the new Tweedy, Browne Global Value Fund II-Currency Unhedged in order to offer investors another opportunity to invest with us on an unhedged basis. For investors who, for diversification purposes, want exposure to the foreign currencies in which their investments are denominated, or have a point of view regarding the future strength or weakness of the US dollar, they now have another unhedged alternative at Tweedy, Browne. While it is impossible to know what the future may hold for this Fund in terms of returns, if past historical relationships hold, this Fund should produce returns over the long term that are quite comparable to those of our original Global Value Fund. Entry points are important for long term value investors such as ourselves, and we are constructing the portfolio on a stock by stock basis as pricing opportunities present themselves. This is obviously more challenging in an advancing market, but over time we expect that this new Fund's portfolio will look very much like our flagship Global Value Fund but without the currency hedges. More information regarding this newer fund can be obtained by calling Shareholder Services at 1-800-432-4789, or by visiting our website at www.tweedy.com.

     As you know, we established the Tweedy, Browne Worldwide High Dividend Yield Value Fund back in the Fall of 2007. In hindsight, it was a rather inauspicious time to start up a new fund. The credit bubble was starting to burst, spawning a decline in equity markets over the ensuing 18 months the likes of which we had not seen since the mid-70s. Over the last couple of years, high dividend stocks have underperformed their non-dividend paying brethren largely due to the collapse in financial stocks. Our new Worldwide High Dividend Yield Value Fund, on the other hand, has outperformed its benchmark by a considerable margin, although the cumulative return since its untimely inception is still modestly negative. The Fund rebounded nicely over the last year finishing up 45.19% through March 31, 2010 despite the fact that the market advance was led largely by low quality, non-dividend paying issues.

Very truly yours,


TWEEDY, BROWNE COMPANY LLC

William H. Browne
Thomas H. Shrager
John D. Spears
Robert Q. Wyckoff, Jr.
MANAGING DIRECTORS

MAY 2010

FOOTNOTES TO PERFORMANCE CHARTS:

(1) INDEXES ARE UNMANAGED, AND THE FIGURES FOR THE INDEXES SHOWN INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND DO NOT REFLECT ANY FEES OR EXPENSES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. WE STRONGLY RECOMMEND THAT THESE FACTORS BE CONSIDERED BEFORE AN INVESTMENT DECISION IS MADE.

(2) MSCI EAFE INDEX US$ IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF COMPANIES REPRESENTING THE STOCK MARKETS OF EUROPE, AUSTRALASIA AND THE FAR EAST. MSCI EAFE INDEX HEDGED CONSISTS OF THE RESULTS OF THE MSCI EAFE INDEX HEDGED 100% BACK INTO US DOLLARS AND ACCOUNTS FOR INTEREST RATE DIFFERENTIALS IN FORWARD CURRENCY EXCHANGE RATES. RESULTS FOR BOTH INDEXES ARE INCLUSIVE OF DIVIDENDS AND NET OF FOREIGN WITHHOLDING TAXES.

(3) INCEPTION DATES FOR THE GLOBAL VALUE FUND, GLOBAL VALUE FUND II - CURRENCY UNHEDGED, VALUE FUND AND WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND WERE JUNE 15, 1993, OCTOBER 26, 2009, DECEMBER 8, 1993, AND SEPTEMBER 5, 2007,
     RESPECTIVELY. INFORMATION WITH RESPECT TO MSCI EAFE INDEXES USED IS AVAILABLE AT MONTH END ONLY; THEREFORE THE CLOSEST MONTH END TO THE GLOBAL VALUE FUND AND THE GLOBAL VALUE FUND II-CURRENCY UNHEDGED'S INCEPTION DATES, MAY 31, 1993 AND OCTOBER 31, 2009, RESPECTIVELY, WERE USED.

(4) THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS. THE MSCI WORLD INDEX (US$) REFLECTS THE RETURN OF THIS INDEX FOR A US DOLLAR INVESTOR. MSCI WORLD INDEX (HEDGED TO US$) CONSISTS OF THE RESULTS OF THE MSCI WORLD INDEX WITH ITS FOREIGN CURRENCY EXPOSURE HEDGED 100% BACK INTO US DOLLARS. THE INDEX ACCOUNTS FOR INTEREST RATE DIFFERENTIALS IN FORWARD CURRENCY EXCHANGE RATES. RESULTS FOR THIS INDEX ARE INCLUSIVE OF DIVIDENDS AND NET OF FOREIGN WITHHOLDING TAXES.

(5) S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security's intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds' prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II- Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.
EXPENSE INFORMATION (UNAUDITED)

     A shareholder of the Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the "Funds") incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2009 to March 31, 2010.

     ACTUAL EXPENSES The first part of the table presented below, under the heading "Actual Expenses", provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second part of the table presented below, under the heading "Hypothetical Expenses", provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight a shareholder's ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included a shareholder's costs would have been higher.


                                                                            HYPOTHETICAL EXPENSES
                                    ACTUAL EXPENSES                      (5% RETURN BEFORE EXPENSES)
                          ------------------------------------   --------------------------------------------
                                                  EXPENSES                                EXPENSES
                          BEGINNING    ENDING    PAID DURING      BEGINNING    ENDING   PAID DURING
                           ACCOUNT    ACCOUNT      PERIOD*        ACCOUNT     ACCOUNT     PERIOD*
                            VALUE      VALUE      10/1/09 -         VALUE      VALUE     10/1/09 -    EXPENSE
                           10/1/09    3/31/10     3/31/10          10/1/09    3/31/10     3/31/10      RATIO
                          ---------   -------   ------------     ----------   -------   -----------   -------
Global Value Fund          $1,000     $1,127        $7.42          $1,000      $1,018      $7.04       1.40%
Global Value Fund II -
  Currency Unhedged+       $1,000     $1,027        $5.97          $1,000      $1,016      $5.94       1.37%
Value Fund                 $1,000     $1,129        $7.54          $1,000      $1,018      $7.14       1.42%
Worldwide High Dividend
  Yield Value Fund         $1,000     $1,086        $7.13          $1,000      $1,018      $6.89       1.37%

+ THE TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED COMMENCED OPERATIONS ON OCTOBER 26, 2009.

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TWEEDY, BROWNE
GLOBAL VALUE FUND

PORTFOLIO HIGHLIGHTS AS OF MARCH 31, 2010 (UNAUDITED)

INVESTMENT STRATEGY

     The Tweedy, Browne Global Value Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of non-U.S. marketable equity securities, although investments in U.S. securities are permitted and will be made when opportunities in the U.S. appear more attractive. Investments are focused in developed markets, and where practicable, perceived foreign currency exposure is hedged back into the U.S. dollar. The Global Value Fund is a pure no-load fund with no 12b-1 provisions.

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
          TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
                        INDEX (IN US$ AND HEDGED TO US$)
                             6/15/93 THROUGH 3/31/10

                              (PERFORMANCE GRAPH)

           Global    MSCI EAFE   MSCI EAFE
Date        Value     IX ND       (Hedged)
----      --------   ---------   ---------
6/1/93     10000      10000        10000
3/1/94     12260      10957.7      10840
3/1/95     11678.4    11623.6      10032.8
3/1/96     14700.9    13056.7      12764.7
3/1/97     17149.4    13246.6      14363.5
3/1/98     22823.5    15711.4      18481.1
3/1/99     23514.4    16664.1      19364.5
3/1/00     28612.8    20845.3      25342.1
3/31/01    30093      15455.6      21791.3
3/31/02    31361.4    14141.7      20111.1
3/31/03    23565.1    10856        12929.6
3/31/04    35002.4    17102.8      17750.9
3/31/05    40167      19678.2      19800.7
3/31/06    48298.6    24481.4      27012.2
3/31/07    56029.3    29425.9      30722.4
3/31/08    52473.3    28632.2      26406.7
3/31/09    32235.5    15316.7      16928.6
3/31/10    51205.3    23655.2      24515.6

MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

AVERAGE ANNUAL TOTAL RETURN*

                                WITHOUT
THE FUND              ACTUAL   WAIVERS**
--------              ------   ---------
Inception (6/15/93)
THROUGH 3/31/10       10.22%     10.22%
Year Ended
3/31/10               58.85%     58.85%

AGGREGATE TOTAL RETURN*

                           YEAR ENDED   INCEPTION (6/15/93)
                             3/31/10      THROUGH 3/31/10
                           ----------   -------------------
The Fund                     58.85%          412.05%
MSCI EAFE
(IN US$)                     54.44%          136.55%
MSCI EAFE
(HEDGED TO US$)              44.82%          145.16%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER WAIVED A PORTION OF ITS FEE FROM JUNE 15, 1993 THROUGH MARCH 31, 1994. THE ADMINISTRATOR WAIVED A PORTION OF ITS FEE FROM FEBRUARY 15, 1997 MAY 15, 1997.

TWEEDY, BROWNE GLOBAL VALUE FUND
PERSPECTIVE ON ASSESSING INVESTMENT RESULTS (UNAUDITED)

March 31, 2010

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2010

                                                                       VALUE
   SHARES                                                             (NOTE 2)
------------                                                       --------------
               COMMON STOCKS--87.7%
               CANADA--1.1%
     750,000   National Bank of Canada, Toronto ................   $   45,714,849
                                                                   --------------
               CZECH REPUBLIC--0.0%+
       2,800   Philip Morris CR a.s. ...........................        1,476,109
                                                                   --------------
               FINLAND--3.7%
     707,000   Cargotec Corporation, B Share ...................       20,491,367
   3,305,000   Kone Oyj, Class B ...............................      136,843,743
                                                                   --------------
                                                                      157,335,110
                                                                   --------------
               FRANCE--6.9%
   1,780,523   CNP Assurances ..................................      168,453,897
   2,188,000   Total SA ........................................      127,246,482
                                                                   --------------
                                                                      295,700,379
                                                                   --------------
               GERMANY--14.4%
   2,289,458   Henkel AG & Company, KGaA .......................      106,272,809
     957,807   Krones AG .......................................       49,358,735
      42,354   KSB AG ..........................................       26,247,743
     920,345   Linde AG ........................................      110,012,012
     899,000   Muenchener Rueckversicherungs-Gesellschaft AG ...      146,155,621
   1,566,734   Springer (Axel) Verlag AG .......................      181,489,632
                                                                   --------------
                                                                      619,536,552
                                                                   --------------
               GREECE--0.3%
     480,695   Coca Cola Hellenic Bottling Company SA ..........       12,982,616
                                                                   --------------
               HONG KONG--0.9%
   2,002,500   Jardine Strategic Holdings Ltd. .................       38,528,100
                                                                   --------------
               IRELAND--0.0%+
   1,111,317   Unidare PLC ++ ..................................           90,224
                                                                   --------------
               ITALY--2.3%
     147,640   Gruppo Minerali Maffei ++. ......................        1,008,852
   4,467,000   Mediaset SPA ....................................       38,441,925
   8,047,949   Mondadori (Arnoldo) Editore SPA ++. .............       33,513,156
   4,795,392   Sol SPA .........................................       27,706,652
     493,000   Vincenzo Zucchi SPA ++ ..........................          286,178
                                                                   --------------
                                                                      100,956,763
                                                                   --------------
               JAPAN--6.5%
     545,600   Aica Kogyo Company Ltd. .........................        6,084,281
   1,594,700   Canon Inc. ......................................       73,898,234
     306,800   Daikoku Denki Company Ltd. ......................        5,404,461
   2,064,000   Fujitec Company Ltd. ............................       12,281,507
     446,600   Fukuda Denshi Company Ltd. ......................       10,323,801
   1,073,600   Hi-Lex Corporation ..............................       13,638,305
   1,577,500   Honda Motor Company Ltd. ........................       55,712,222
      22,100   Hurxley Corporation .............................          152,079
     321,000   Katsuragawa Electric Company Ltd. ++ ............          927,547
     133,000   Kawasumi Laboratories, Inc. .....................        1,002,055
   1,329,500   Kuroda Electric Company Ltd. ....................       18,311,927
      69,100   Mandom Corporation ..............................        1,885,756
      21,670   Medikit Company Ltd. ............................        5,160,076
      36,240   Milbon Company Ltd. .............................          829,983

                                                                       VALUE
   SHARES                                                             (NOTE 2)
------------                                                       --------------
               JAPAN (CONTINUED)
     307,100   Mirai Industry Company Ltd. .....................   $    2,849,483
     162,780   Nippon Kanzai Company Ltd. ......................        2,632,284
   1,051,000   Nippon Konpo Unyu Soko Company Ltd. .............       11,900,235
     420,500   Nitto FC Company Ltd. ...........................        2,218,606
      72,700   Ryoyo Electro Corporation .......................          696,345
     349,200   Sangetsu Company Ltd. ...........................        7,926,511
     100,000   Shinko Shoji Company Ltd. .......................          863,656
     172,000   SK Kaken Company Ltd. ...........................        4,542,059
     528,500   T. Hasegawa Company Ltd. ........................        7,986,323
   1,281,300   Takata Corporation ..............................       32,855,253
                                                                   --------------
                                                                      280,082,989
                                                                   --------------
               MEXICO--5.0%
   1,607,394   Coca-Cola Femsa SA de CV, Sponsored ADR +++ .....      106,811,331
  14,623,380   Embotelladoras Arca SA de CV ....................       50,566,800
  19,300,000   Grupo Continental SA ............................       58,407,740
                                                                   --------------
                                                                      215,785,871
                                                                   --------------
               NETHERLANDS--10.0%
   2,093,000   Akzo Nobel NV ...................................      119,498,451
      23,620   Crown Van Gelder Gemeenschappelijk Bezit NV .....          262,075
   3,998,000   Heineken Holding NV .............................      178,169,152
     350,000   Imtech NV .......................................       11,228,756
   2,009,134   Telegraaf Media Groep NV ........................       37,924,090
     307,955   TKH Group NV ....................................        6,437,953
   2,568,554   Unilever NV, CVA ................................       77,834,443
                                                                   --------------
                                                                      431,354,920
                                                                   --------------
               NORWAY--2.0%
   3,395,700   Schibsted ASA ++ ................................       85,812,120
                                                                   --------------
               SINGAPORE--2.0%
  25,449,550   Fraser and Neave Ltd. ...........................       87,377,304
                                                                   --------------
               SOUTH KOREA--3.7%
     150,900   Daegu Department Store Company Ltd. ++ ..........        1,600,424
      11,330   Daehan City Gas Company Ltd. ....................          273,374
      90,974   Hanil Cement Company Ltd. .......................        5,853,469
   4,578,055   Korea Exchange Bank .............................       54,623,485
       8,557   Samchully Company Ltd. ..........................          820,571
     241,172   SK Telecom Company Ltd. .........................       36,982,051
   3,437,422   SK Telecom Company Ltd., ADR ....................       59,329,904
                                                                   --------------
                                                                      159,483,278
                                                                   --------------
               SPAIN--2.5%
   6,818,000   Gestevision Telecinco SA ........................      107,200,097
                                                                   --------------
               SWEDEN--0.0%+
      63,360   Cloetta Fazer AB, B Shares ++ ...................          368,874
                                                                   --------------
               SWITZERLAND--14.3%
     186,990   Coltene Holding AG ..............................       10,650,373
   1,195,000   Compagnie Financiere Richemont AG ...............       46,355,850
     440,000   Daetwyler Holding AG, Bearer ....................       28,426,203
      89,813   Edipresse SA, Bearer ............................       21,758,886
      19,000   Forbo Holding AG ................................        8,168,258
      22,008   Loeb Holding AG .................................        3,930,933

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2010

                                                                       VALUE
   SHARES                                                             (NOTE 2)
------------                                                       --------------
               COMMON STOCKS
               SWITZERLAND (CONTINUED)
   3,500,000   Nestle SA, Registered ...........................   $  179,563,916
           8   Neue Zuercher Zeitung ++ ........................          371,004
   2,416,530   Novartis AG, Registered .........................      130,750,447
      45,425   Phoenix Mecano AG ...............................       21,923,804
     185,918   PubliGroupe SA, Registered ++ ...................       18,546,758
     496,000   Roche Holding AG ................................       80,581,445
     182,827   Siegfried Holding AG ............................       16,588,265
       7,400   Sika AG, Bearer .................................       12,514,370
     432,618   Tamedia AG ......................................       35,347,630
         857   Zehnder Group AG ................................        1,391,490
                                                                   --------------
                                                                      616,869,632
                                                                   --------------
               UNITED KINGDOM--7.4%
   1,521,000   AGA Foodservice Group PLC ++ ....................        2,745,570
   2,453,599   BBA Group PLC ...................................        7,246,460
   3,974,658   Carclo PLC ......................................        8,742,269
   2,775,758   Daily Mail & General Trust, Class A .............       20,951,656
   8,225,426   Diageo PLC, Sponsored ADR .......................      137,997,083
   1,176,112   G4S PLC .........................................        4,665,270
     969,024   GlaxoSmithKline PLC .............................       18,601,718
     593,139   GlaxoSmithKline PLC, Sponsored ADR ..............       22,847,714
     928,700   Headlam Group PLC ...............................        3,803,607
   5,038,361   TT Electronics PLC ++ ...........................        7,680,893
   2,849,351   Unilever PLC ....................................       83,634,083
                                                                   --------------
                                                                      318,916,323
                                                                   --------------
               UNITED STATES--4.7%
      75,700   American National Insurance Company .............        8,594,978
         436   Berkshire Hathaway Inc., Class A ++ .............       53,104,800
         301   Berkshire Hathaway Inc., Class B ++ .............           24,462
     587,000   ConocoPhillips ..................................       30,036,790
      49,250   Devon Energy Corporation ........................        3,173,177
   1,752,802   Philip Morris International, Inc. ...............       91,426,152
     269,276   Transatlantic Holdings, Inc. ....................       14,217,773
                                                                   --------------
                                                                      200,578,132
                                                                   --------------
               MISCELLANEOUS--0.0% +
               Undisclosed security * ..........................        1,090,629
                                                                   --------------
               TOTAL COMMON STOCKS
               (COST $2,245,881,763) ...........................    3,777,240,871
                                                                   --------------

                                                                       VALUE
   SHARES                                                             (NOTE 2)
------------                                                       --------------
               PREFERRED STOCKS--0.3%
     166,388   Adris Grupa d.d. ................................   $    9,049,395
     543,870   Villeroy & Boch AG ..............................        3,609,659
                                                                   --------------
               TOTAL PREFERRED STOCKS
               (COST $14,958,803) ..............................       12,659,054
                                                                   --------------
               REGISTERED INVESTMENT COMPANY--8.0%
 346,174,290   Dreyfus Government Prime Cash Management ........      346,174,290
                                                                   --------------
               TOTAL REGISTERED INVESTMENT COMPANY
               (COST $346,174,290) .............................      346,174,290
                                                                   --------------

 FACE VALUE
------------
               U.S. TREASURY BILL--2.7%
$115,000,000   0.163% ** due 5/6/10 +++ ........................      114,983,218
                                                                   --------------
               TOTAL U.S. TREASURY BILL
               (COST $114,981,832) .............................      114,983,218
                                                                   --------------
TOTAL INVESTMENTS
   (COST $2,721,996,688 ***) .......................    98.7%       4,251,057,433
UNREALIZED APPRECIATION
   ON FORWARD CONTRACTS (NET) ......................     0.6           24,600,477
OTHER ASSETS AND LIABILITIES (NET) .................     0.7           30,162,632
                                                       -----       --------------
NET ASSETS .........................................   100.0%      $4,305,820,542
                                                       =====       ==============

----------
* "UNDISCLOSED SECURITY" REPRESENTS AN ISSUER, A GENERALLY SMALLER CAPITALIZATION ISSUER, WHERE DISCLOSURE MAY BE DISADVANTAGEOUS TO THE FUND'S ACCUMULATION OR DISPOSITION PROGRAM.

**   RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

***  AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $2,720,879,243.

+    AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

++   NON-INCOME PRODUCING SECURITY.

+++ ALL OR A PORTION OF THIS SECURITY HAS BEEN SEGREGATED TO COVER CERTAIN OPEN FORWARD CONTRACTS. AT MARCH 31, 2010, LIQUID ASSETS TOTALING $136,806,953 HAVE BEEN SEGREGATED TO COVER SUCH OPEN FORWARD CONTRACTS.

ABBREVIATIONS:

ADR -- AMERICAN DEPOSITORY RECEIPT

CVA -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2010

                                                       PERCENTAGE OF
SECTOR DIVERSIFICATION                                   NET ASSETS
----------------------                                 -------------
COMMON STOCKS:
Media................................................      13.5%
Beverage.............................................      12.7
Capital Goods........................................       9.3
Insurance............................................       9.1
Food.................................................       8.1
Materials ...........................................       7.2
Pharmaceuticals, Biotechnology & Life Sciences.......       5.9
Energy...............................................       3.7
Technology Hardware & Equipment......................       2.6
Household & Personal Products........................       2.5
Automobiles & Components.............................       2.4
Banks................................................       2.3
Telecommunication Services...........................       2.2
Tobacco..............................................       2.2
Consumer Durables & Apparel..........................       1.7
Diversified Financials...............................       0.9
Health Care Equipment & Services.....................       0.6
Transportation.......................................       0.5
Commercial Services & Supplies.......................       0.2
Retailing............................................       0.1
Utilities............................................       0.0+
Consumer Services....................................       0.0+
                                                          -----
TOTAL COMMON STOCKS..................................      87.7
                                                          -----
PREFERRED STOCKS.....................................       0.3
REGISTERED INVESTMENT COMPANY........................       8.0
U.S. TREASURY BILL...................................       2.7
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ..       0.6
OTHER ASSETS AND LIABILITIES (NET)...................       0.7
                                                          -----
NET ASSETS...........................................     100.0%
                                                          =====

----------
+    AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2010

                                   (PIE CHART)

CANADA                   1%
FINLAND                  4%
FRANCE                   7%
GERMANY                 14%
HONG KONG                1%
ITALY                    2%
JAPAN                    7%
MEXICO                   5%
NETHERLANDS             10%
NORWAY                   2%
SINGAPORE                2%
SOUTH KOREA              4%
SPAIN                    3%
SWITZERLAND             14%
UNITED KINGDOM           7%
UNITED STATES            5%
CASH EQUIVALENTS AND
   OTHER ASSETS AND
   LIABILITIES(NET)++   12%

CROATIA-0%+
CZECH REPUBLIC-0%+
GREECE-0%+
IRELAND-0%+
MISCELLANEOUS-0%+
SWEDEN-0%+

+    AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

++   INCLUDES UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET)

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2010

                                                         CONTRACT
                                                         VALUE ON
                                           CONTRACT     ORIGINATION    VALUE 3/31/10    UNREALIZED
 CONTRACTS                                VALUE DATE       DATE           (NOTE 2)     GAIN (LOSS)
-----------                               ----------   -------------   -------------   -----------
FORWARD EXCHANGE CONTRACTS TO BUY (a)
    20,000,000   Canadian Dollar .......    5/14/10    $  19,497,928   $  19,712,788   $   214,860
                                                       -------------   -------------   -----------
    TOTAL ..............................               $  19,497,928   $  19,712,788   $   214,860
                                                       =============   =============   ===========
FORWARD EXCHANGE CONTRACTS TO SELL (a)
    45,000,000   Canadian Dollar .......    5/14/10    $ (38,913,871)  $ (44,353,775)  $(5,439,904)
     6,000,000   Canadian Dollar .......     6/1/10       (5,369,368)     (5,913,731)     (544,363)
    20,000,000   Canadian Dollar .......    6/10/10      (18,294,914)    (19,711,735)   (1,416,821)
    25,000,000   European Union Euro ...    4/19/10      (32,886,251)    (33,828,103)     (941,852)
    65,000,000   European Union Euro ...     5/4/10      (84,910,802)    (87,953,866)   (3,043,064)
    85,000,000   European Union Euro ...    5/14/10     (115,582,146)   (115,017,061)      565,085
    15,000,000   European Union Euro ...    5/25/10      (20,375,252)    (20,297,219)       78,033
    35,000,000   European Union Euro ...    5/27/10      (47,543,127)    (47,360,216)      182,911
    90,000,000   European Union Euro ...     6/2/10     (125,887,507)   (121,783,726)    4,103,781
    45,000,000   European Union Euro ...    6/10/10      (63,706,495)    (60,891,863)    2,814,632
    40,000,000   European Union Euro ...     8/2/10      (56,947,600)    (54,124,108)    2,823,492
    45,000,000   European Union Euro ...    8/30/10      (64,237,279)    (60,887,726)    3,349,553
   120,000,000   European Union Euro ...     9/2/10     (170,740,803)   (162,366,546)    8,374,257
    57,000,000   European Union Euro ...    9/15/10      (82,735,509)    (77,122,617)    5,612,892
    75,000,000   European Union Euro ...    9/24/10     (109,447,509)   (101,475,769)    7,971,740
   100,000,000   European Union Euro ...   10/12/10     (145,888,008)   (135,301,977)   10,586,031
    40,000,000   European Union Euro ...   10/15/10      (58,594,005)    (54,120,901)    4,473,104
    40,000,000   European Union Euro ...   10/19/10      (59,008,007)    (54,121,047)    4,886,960

----------
(a)  Primary risk exposure being hedged against is currency risk.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
SCHEDULE OF FORWARD EXCHANGE CONTRACTS (CONTINUED)
March 31, 2010

                                                                    CONTRACT
                                                     CONTRACT       VALUE ON
                                                       VALUE      ORIGINATION      VALUE 3/31/10    UNREALIZED
CONTRACTS                                              DATE           DATE            (NOTE 2)      GAIN (LOSS)
---------                                            --------   ---------------   ---------------   -----------
FORWARD EXCHANGE CONTRACTS TO SELL (a) (CONTINUED)
     16,000,000   European Union Euro ............   11/24/10   $   (23,644,963)  $   (21,648,946)  $ 1,996,017
     50,000,000   European Union Euro ............    2/11/11       (69,677,001)      (67,657,433)    2,019,568
     40,000,000   European Union Euro ............    3/31/11       (53,599,997)      (54,131,594)     (531,597)
     27,000,000   Great Britain Pound Sterling ...    4/19/10       (39,606,300)      (40,951,942)   (1,345,642)
     15,000,000   Great Britain Pound Sterling ...    5/14/10       (22,613,700)      (22,747,576)     (133,876)
     15,000,000   Great Britain Pound Sterling ...    8/31/10       (24,705,225)      (22,733,391)    1,971,834
      9,500,000   Great Britain Pound Sterling ...    9/15/10       (15,689,725)      (14,396,632)    1,293,093
     12,000,000   Great Britain Pound Sterling ...   11/24/10       (20,043,000)      (18,180,750)    1,862,250
     30,000,000   Great Britain Pound Sterling ...     2/8/11       (47,871,900)      (45,441,159)    2,430,741
  1,800,000,000   Japanese Yen ...................    5/14/10       (18,557,179)      (19,268,362)     (711,183)
  5,000,000,000   Japanese Yen ...................    6/22/10       (51,380,861)      (53,535,652)   (2,154,791)
  3,200,000,000   Japanese Yen ...................    9/15/10       (34,896,401)      (34,289,334)      607,067
  4,225,000,000   Japanese Yen ...................    2/28/11       (46,607,832)      (45,412,415)    1,195,417
  2,000,000,000   Japanese Yen ...................     3/9/11       (22,626,994)      (21,500,739)    1,126,255
    200,000,000   Mexican Peso ...................     5/4/10       (13,618,412)      (16,173,575)   (2,555,163)
    330,000,000   Mexican Peso ...................    5/25/10       (23,738,446)      (26,623,102)   (2,884,656)
    240,000,000   Mexican Peso ...................    5/27/10       (17,581,774)      (19,357,883)   (1,776,109)
    415,000,000   Mexican Peso ...................   10/22/10       (30,060,919)      (32,875,955)   (2,815,036)
    400,000,000   Mexican Peso ...................    11/1/10       (28,647,139)      (31,646,094)   (2,998,955)
    700,000,000   Mexican Peso ...................    1/18/11       (52,320,801)      (54,819,666)   (2,498,865)
    230,000,000   Mexican Peso ...................    2/11/11       (17,062,947)      (17,956,206)     (893,259)
    156,000,000   Norwegian Krone ................    9/24/10       (25,942,926)      (26,048,106)     (105,180)
    140,000,000   Norwegian Krone ................   10/19/10       (24,343,169)      (23,348,072)      995,097
    120,000,000   Norwegian Krone ................     2/8/11       (19,898,187)      (19,905,095)       (6,908)
     23,000,000   Singapore Dollar ...............    6/10/10       (15,898,801)      (16,445,667)     (546,866)
     35,000,000   Singapore Dollar ...............   11/24/10       (25,191,636)      (25,010,325)      181,311
 41,350,000,000   South Korean Won ...............     5/4/10       (30,784,693)      (36,496,672)   (5,711,979)
 25,000,000,000   South Korean Won ...............    5/25/10       (19,841,270)      (22,047,314)   (2,206,044)
 40,000,000,000   South Korean Won ...............    6/29/10       (31,347,962)      (35,231,426)   (3,883,464)
 40,350,000,000   South Korean Won ...............    9/24/10       (32,962,993)      (35,422,080)   (2,459,087)
 22,000,000,000   South Korean Won ...............    3/31/11       (18,967,152)      (19,179,042)     (211,890)
     25,000,000   Swiss Franc ....................     5/4/10       (21,893,336)      (23,757,985)   (1,864,649)
     20,000,000   Swiss Franc ....................    5/14/10       (18,184,959)      (19,008,068)     (823,109)
     47,000,000   Swiss Franc ....................    8/17/10       (43,570,965)      (44,707,183)   (1,136,218)
     46,000,000   Swiss Franc ....................    8/30/10       (43,523,100)      (43,761,503)     (238,403)
     77,000,000   Swiss Franc ....................    10/5/10       (74,895,438)      (73,281,464)    1,613,974
     70,000,000   Swiss Franc ....................   10/12/10       (68,086,762)      (66,625,993)    1,460,769
     40,000,000   Swiss Franc ....................   10/15/10       (38,872,692)      (38,073,583)      799,109
     40,000,000   Swiss Franc ....................   10/19/10       (39,104,507)      (38,075,700)    1,028,807
     75,000,000   Swiss Franc ....................     2/8/11       (71,364,004)      (71,503,234)     (139,230)
                                                                ---------------   ---------------   -----------
TOTAL ............................................              $(2,640,294,521)  $(2,615,908,904)  $24,385,617
                                                                ===============   ===============   ===========
UNREALIZED APPRECIATION ON CONTRACTS (NET) .......                                                  $24,600,477
                                                                                                    ===========

----------
(a)  Primary risk exposure being hedged against is currency risk.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE
GLOBAL VALUE FUND II - CURRENCY UNHEDGED
PORTFOLIO HIGHLIGHTS AS OF MARCH 31, 2010 (UNAUDITED)

INVESTMENT STRATEGY

     The Tweedy, Browne Global Value Fund II - Currency Unhedged invests primarily in undervalued equity securities of foreign issuers, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Global Value Fund II - Currency Unhedged are focused for the most part in developed countries with some exposure to emerging markets. The Global Value Fund II - Currency Unhedged is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Contrary to our other international mutual fund, the Global Value Fund, the Global Value Fund II - Currency Unhedged does not seek to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. The Global Value Fund II - Currency Unhedged is a pure no-load fund with no 12b-1 provisions.

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
           TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED VS.
      MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
                         FAR EAST ("EAFE")INDEX (IN US$)
                            10/26/09 THROUGH 3/31/10

                               (PERFORMANCE GRAPH)

Date       Global Value   MSCI EAFE IX ND
----       ------------   ---------------
10/26/09       10000           10000
11/30/09       10090          10072.8
12/31/09       10204          10217.8
1/31/10        10034          9767.66
2/28/10         9944           9700.7
3/31/10        10274            10145

MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, OCTOBER 31, 2009, HAS BEEN USED.

AVERAGE ANNUAL TOTAL RETURN*

                                 WITHOUT
THE FUND               ACTUAL   WAIVERS**
--------               ------   ---------
Inception (10/26/09)
   THROUGH 3/31/10      2.74%     2.22%
Period Ended
   3/31/10              2.74%     2.22%

AGGREGATE TOTAL RETURN*

              PERIOD ENDED   INCEPTION (10/26/09)
                 3/31/10        THROUGH 3/31/10
              ------------   --------------------
The Fund          2.74%              2.74%
MSCI EAFE
   (IN US$)       1.45%              1.45%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, OCTOBER 31, 2009, HAS BEEN USED.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

**   THE ADVISOR HAS WAIVED A PORTION OF ITS FEES SINCE INCEPTION, OCTOBER 26,
     2009.

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS (UNAUDITED)

March 31, 2010

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II - Currency Unhedged to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East
(EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

PORTFOLIO OF INVESTMENTS
March 31, 2010

                                                                        VALUE
  SHARES                                                               (NOTE 2)
----------                                                           -----------
             COMMON STOCKS--69.0%
             FINLAND--0.2%
     1,800   Kone Oyj, Class B ...................................   $    74,529
                                                                     -----------
             FRANCE--9.0%
    14,300   CNP Assurances ......................................     1,352,912
    21,000   Teleperformance .....................................       724,589
    17,500   Total SA ............................................     1,017,739
                                                                     -----------
                                                                       3,095,240
                                                                     -----------
             GERMANY--7.3%
    14,850   Henkel AG & Company, KGaA ...........................       689,312
     4,415   Krones AG ...........................................       227,519
     6,955   Muenchener Rueckversicherungs-Gesellschaft AG .......     1,130,715
     3,950   Springer (Axel) Verlag AG ...........................       457,566
                                                                     -----------
                                                                       2,505,112
                                                                     -----------
             HONG KONG--1.6%
    28,500   Jardine Strategic Holdings Ltd. .....................       548,340
                                                                     -----------
             ITALY--4.7%
    40,400   Buzzi Unicem SPA ....................................       509,756
    32,700   Davide Campari-Milano SPA ...........................       350,212
    29,100   Marr SPA ............................................       269,131
    16,400   Mediaset SPA ........................................       141,134
    62,000   Sol SPA .............................................       358,221
                                                                     -----------
                                                                       1,628,454
                                                                     -----------
             JAPAN--4.0%
     9,400   Canon Inc. ..........................................       435,595
     6,300   Honda Motor Company Ltd. ............................       222,496
     4,500   Macnica, Inc. .......................................        73,684
    14,300   Milbon Company Ltd. .................................       327,504
     7,900   Nippon Kanzai Company Ltd. ..........................       127,749
     4,400   SK Kaken Company Ltd. ...............................       116,192
     3,400   Takata Corporation ..................................        87,183
                                                                     -----------
                                                                       1,390,403
                                                                     -----------
             MEXICO--1.5%
   105,000   Embotelladoras Arca SA de CV ........................       363,084
    55,000   Grupo Continental SA ................................       166,447
                                                                     -----------
                                                                         529,531
                                                                     -----------
             NETHERLANDS--7.8%
    18,200   Akzo Nobel NV .......................................     1,039,117
    25,075   Heineken Holding NV .................................     1,117,457
    18,130   Unilever NV, CVA ....................................       549,390
                                                                     -----------
                                                                       2,705,964
                                                                     -----------

                                                                        VALUE
  SHARES                                                               (NOTE 2)
----------                                                           -----------
             SINGAPORE--0.2%
    16,000   Fraser and Neave Ltd. ...............................   $    54,934
                                                                     -----------
             SOUTH KOREA--0.9%
    19,000   SK Telecom Company Ltd., ADR ........................       327,940
                                                                     -----------
             SPAIN--0.4%
     8,400   Gestevision Telecinco SA ............................       132,074
                                                                     -----------
             SWITZERLAND--10.1%
    21,450   Nestle SA, Registered ...............................     1,100,470
    13,900   Novartis AG, Registered .............................       752,083
       800   PubliGroupe SA, Registered + ........................        79,806
     5,010   Roche Holding AG ....................................       813,938
     6,377   Schindler Holding AG ................................       554,970
       122   Zehnder Group AG ....................................       198,088
                                                                     -----------
                                                                       3,499,355
                                                                     -----------
             UNITED KINGDOM--10.8%
   139,000   BAE Systems PLC .....................................       782,882
    53,000   Carclo PLC ..........................................       116,574
    56,355   Diageo PLC, Sponsored ADR ...........................       945,462
    52,000   GlaxoSmithKline PLC .................................       998,210
   164,000   Hays PLC ............................................       269,917
    79,000   Headlam Group PLC ...................................       323,554
   200,000   TT Electronics PLC + ................................       304,896
                                                                     -----------
                                                                       3,741,495
                                                                     -----------
             UNITED STATES--7.9%
    12,450   ConocoPhillips ......................................       637,066
     4,145   Home Depot, Inc. ....................................       134,091
    15,035   Johnson & Johnson ...................................       980,282
    18,835   Philip Morris International, Inc. ...................       982,434
                                                                     -----------
                                                                       2,733,873
                                                                     -----------
             MISCELLANEOUS--2.6% +
             Undisclosed securities* .............................       900,694
                                                                     -----------
             TOTAL COMMON STOCKS
             (COST $23,296,785) ..................................    23,867,938
                                                                     -----------
             PREFERRED STOCKS--0.5%
       265   KSB AG ..............................................       161,340
                                                                     -----------
             TOTAL PREFERRED STOCKS
             (COST $159,205) .....................................       161,340
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

PORTFOLIO OF INVESTMENTS
March 31, 2010

                                                                        VALUE
  SHARES                                                               (NOTE 2)
----------                                                           -----------
             REGISTERED INVESTMENT COMPANY--32.7%
11,305,249   Dreyfus Government Prime Cash Management ............   $11,305,249
                                                                     -----------
             TOTAL REGISTERED
             INVESTMENT COMPANY
             (COST $11,305,249) ..................................    11,305,249
                                                                     -----------
TOTAL INVESTMENTS
   (COST $34,761,239 **) .................................   102.2%   35,334,527
OTHER ASSETS AND LIABILITIES (NET) .......................    (2.2)     (760,014)
                                                             -----   -----------
NET ASSETS ...............................................   100.0%  $34,574,513
                                                             =====   ===========

----------
* "UNDISCLOSED SECURITIES" REPRESENTS ISSUERS, GENERALLY SMALLER CAPITALIZATION ISSUERS, WHERE DISCLOSURE MAY BE DISADVANTAGEOUS TO THE FUND'S ACCUMULATION OR DISPOSITION PROGRAM.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $34,761,240.

+    NON-INCOME PRODUCING SECURITY.

ABBREVIATIONS:

ADR -- AMERICAN DEPOSITORY RECEIPT
CVA -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2010

                                                    PERCENTAGE OF
SECTOR DIVERSIFICATION                                NET ASSETS
----------------------                              -------------
COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences ..        10.3%
Beverage ........................................         8.5
Capital Goods ...................................         7.3
Insurance .......................................         7.2
Materials .......................................         6.2
Energy ..........................................         4.8
Food ............................................         4.8
Technology Hardware & Equipment .................         3.5
Commercial Services & Supplies ..................         3.2
Household & Personal Products ...................         2.9
Tobacco .........................................         2.8
Media ...........................................         2.3
Retailing .......................................         1.8
Telecommunication Services ......................         1.0
Automobiles & Components ........................         0.9
Food & Staples Retailing ........................         0.8
Utilities .......................................         0.7
                                                        -----
TOTAL COMMON STOCKS .............................        69.0
                                                        -----
PREFERRED STOCKS ................................         0.5
REGISTERED INVESTMENT COMPANY ...................        32.7
OTHER ASSETS AND LIABILITIES (NET) ..............        (2.2)
                                                        -----
NET ASSETS ......................................       100.0%
                                                        =====

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2010

                                   (PIE CHART)

France                                                     9%
Germany                                                    7%
Hong Kong                                                  2%
Italy                                                      5%
Japan                                                      4%
Mexico                                                     1%
Miscellaneous                                              3%
Netherlands                                                8%
South Korea                                                1%
Switzerland                                               10%
United Kingdom                                            11%
United States                                              8%
Cash Equivalents and Other Assets and Liabilities (Net)   31%
Finland                                                    0%+
Singapore                                                  0%+
Spain                                                      0%+

+    Amount represents less than 1% of net assets

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE
VALUE FUND

PORTFOLIO HIGHLIGHTS AS OF MARCH 31, 2010 (UNAUDITED)

INVESTMENT STRATEGY

     The Tweedy, Browne Value Fund seeks long-term growth of capital by investing in U.S. and foreign securities that the Adviser believes are undervalued. For the time being and subject to change at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. The Value Fund is a pure no-load fund with no 12b-1 provisions.

            HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY,
             BROWNE VALUE FUND VS. STANDARD & POOR'S 500 STOCK INDEX
                       ("S&P 500") 12/8/93 THROUGH 3/31/10

                               (PERFORMANCE GRAPH)

          Tweedy, Brown       S&P 500
Date       Value Fund*    Monthly Reinv.
-------   -------------   --------------
11/8/93        10000           10000
3/31/94         9710            9737
3/31/95      10779.8           11253
3/31/96      14519.9           14865
3/31/97      17096.6           17813
3/31/98      24985.4           26362
3/31/99      24712.1           31229
3/31/00      25017.9           36831
3/31/01      28723.5           28847
3/31/02        30087           28917
3/31/03        23720           21757
3/31/04        31341           29398
3/31/05        32650           31365
3/31/06        35071           35043
3/31/07        38846           38761
3/31/08        36737           36791
3/31/09      25715.5           22797
3/31/10      38876.3           34119

            HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY,
             BROWNE VALUE FUND VS. MSCI WORLD INDEX (HEDGED TO US$)
                            11/30/06 THROUGH 3/31/10

                               (PERFORMANCE GRAPH)

           Tweedy Brown        MSCI World
Date        Value Fund*   Index (Hedged to US$)
--------   ------------   ---------------------
11/30/06        10000             10000
12/31/06      10146.5           10271.1
3/31/07         10280           10512.7
9/30/07       10801.3           11171.5
3/31/08        9723.5            9543.2
9/30/08        9142.3            8349.4
3/31/09        6805.4            6022.2
9/30/09        9109.4            8082.7
3/31/10       10288.2            8823.6

THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS.

EFFECTIVE DECEMBER 11, 2006, THE TWEEDY, BROWNE VALUE FUND RECEIVED PERMISSION FROM THE FUND'S BOARD OF DIRECTORS TO ELIMINATE THE 20% RESTRICTION ON NON-US INVESTMENTS. IT IS THE INVESTMENT ADVISOR'S INTENTION TO CONTINUE TO OPERATE THE FUND AS A MOSTLY US PORTFOLIO AND TO THIS END WILL OPERATE UNDER A POLICY OF MAINTAINING A MINIMUM OF 50% OF FUND ASSETS INVESTED IN US SECURITIES. HOWEVER, THE FUND IS NOW MORE GLOBAL IN NATURE THAN IT HAS BEEN IN PREVIOUS YEARS. WITH THE VALUE FUND'S MORE GLOBAL STRUCTURE, AN ADDITIONAL HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN THE FUND AND ANOTHER, MORE RELEVANT INDEX IS PROVIDED. THE ABOVE ILLUSTRATION OF THE GROWTH OF $10,000 IN TWEEDY, BROWNE VALUE FUND IS COMPARED TO THE MSCI WORLD INDEX (HEDGED TO US$) WHICH HAS A MEANINGFUL REPRESENTATION IN BOTH US AND NON-US STOCKS. THIS COMPARISON BEGINS ON NOVEMBER 30, 2006, WHICH WAS THE APPROXIMATE POINT IN TIME OF THE MANDATE CHANGE FOR THE VALUE FUND.

AVERAGE ANNUAL TOTAL RETURN*

                                                WITHOUT
THE FUND                              ACTUAL   WAIVERS**
-----------------------------------   ------   ---------
Inception (12/8/93) THROUGH 3/31/10    8.68%      8.62%
Year Ended 3/31/10                    51.18%     51.18%

AGGREGATE TOTAL RETURN*

                   YEAR ENDED   INCEPTION (12/8/93)
                     3/31/10      THROUGH 3/31/10
                   ----------   -------------------
The Fund             51.18%            288.77%
S&P 500              49.77%            241.19%
MSCI World
 (Hedged to US$)     46.52%            175.08%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN 9000 ORIGINAL COST. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, NOVEMBER 30, 1993, HAS BEEN USED.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER WAIVED A PORTION OF ITS FEE FROM DECEMBER 8, 1993 THROUGH MARCH 31, 1999 7000 . THE ADMINISTRATOR AND CUSTODIAN WAIVED A PORTION OF THEIR RESPECTIVE FEES FROM APRIL 1, 1995 THROUGH MAY 15, 1997.

TWEEDY, BROWNE VALUE FUND

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS (UNAUDITED)

March 31, 2010

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor's 500 Stock Index (the "S&P 500") and the MSCI World Index (Hedged to US$). The Adviser believes that the S&P 500 is the relevant index for comparison for the period from inception through November 30, 2006, when the Fund was at least 80% invested in US securities. However, beginning in late 2006, the Fund's mandate was changed and up to 50% of its portfolio was eligible for investment in non-US securities. Accordingly, the Adviser believes the relevant index for comparison purposes beginning in 2007 is the MSCI World Index (Hedged to US$). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

     Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

TWEEDY, BROWNE VALUE FUND

PORTFOLIO OF INVESTMENTS

March 31, 2010

                                                                        VALUE
   SHARES                                                             (NOTE 2)
-----------                                                         ------------
              COMMON STOCKS--90.8%
              FRANCE--5.2%
     99,100   CNP Assurances ............................           $  9,375,774
    195,100   Total SA ..................................             11,346,338
                                                                    ------------
                                                                      20,722,112
                                                                    ------------
              GERMANY--10.3%
    219,600   Henkel AG & Company, KGaA .................             10,193,464
     82,187   Krones AG .................................              4,235,348
     66,375   Linde AG ..................................              7,934,033
     82,470   Muenchener Rueckversicherungs-
                 Gesellschaft AG ........................             13,407,624
     50,600   Springer (Axel) Verlag AG .................              5,861,477
                                                                    ------------
                                                                      41,631,946
                                                                    ------------
              JAPAN--2.5%
    148,100   Canon Inc. ................................              6,862,939
     87,000   Honda Motor Company Ltd. ..................              3,072,560
                                                                    ------------
                                                                       9,935,499
                                                                    ------------
              MEXICO--0.4%
    565,000   Grupo Continental SA ......................              1,709,864
                                                                    ------------
              NETHERLANDS--7.4%
     72,500   Akzo Nobel NV .............................              4,139,340
    373,000   Heineken Holding NV .......................             16,622,585
    297,691   Unilever NV, ADR ..........................              8,978,361
                                                                    ------------
                                                                      29,740,286
                                                                    ------------
              SOUTH KOREA--2.0%
    380,320   Korea Exchange Bank .......................              4,537,823
    206,544   SK Telecom Company Ltd., ADR ..............              3,564,949
                                                                    ------------
                                                                       8,102,772
                                                                    ------------
              SPAIN--1.9%
    493,000   Gestevision Telecinco SA ..................              7,751,488
                                                                    ------------
              SWITZERLAND--8.5%
    360,600   Nestle SA, Registered, Sponsored ADR ......             18,462,720
    201,255   Novartis AG, Registered ...................             10,889,243
     30,610   Roche Holding AG ..........................              4,972,980
                                                                    ------------
                                                                      34,324,943
                                                                    ------------
              UNITED KINGDOM--6.7%
    256,000   Diageo PLC, Sponsored ADR .................             17,267,200
    184,000   GlaxoSmithKline PLC .......................              3,532,127
    205,000   Unilever PLC, Sponsored ADR ...............              6,002,400
                                                                    ------------
                                                                      26,801,727
                                                                    ------------
              UNITED STATES--45.9%
     94,535   3M Company ................................              7,900,290
    107,002   American National Insurance Company .......             12,149,007
     98,576   Avatar Holdings Inc. + ....................              2,143,042
         80   Berkshire Hathaway Inc., Class A + ........              9,744,000
        626   Berkshire Hathaway Inc., Class B + ........                 50,875

                                                                       VALUE
   SHARES                                                             (NOTE 2)
-----------                                                         ------------
              UNITED STATES (CONTINUED)
    325,528   Brown & Brown, Inc. .......................           $  5,833,462
    758,590   Comcast Corporation, Special Class A ......             13,631,862
    153,905   ConocoPhillips ............................              7,875,319
    136,105   Devon Energy Corporation ..................              8,769,245
    250,435   Emerson Electric Company ..................             12,606,898
    236,780   Federated Investors, Inc., Class B ........              6,246,256
     75,560   FinishMaster, Inc. + ......................              1,305,299
    100,804   Henry Schein, Inc. + ......................              5,937,356
    136,018   Home Depot, Inc. ..........................              4,400,182
    194,449   Johnson & Johnson .........................             12,678,075
    357,000   Leucadia National Corporation + ...........              8,857,170
     52,084   National Western Life Insurance
                 Company, Class A .......................              9,601,685
     98,000   Norfolk Southern Corporation ..............              5,477,220
    241,910   Philip Morris International, Inc. .........             12,618,026
    199,032   Transatlantic Holdings, Inc. ..............             10,508,890
    137,202   UniFirst Corporation ......................              7,065,903
     88,835   Union Pacific Corporation .................              6,511,606
    238,000   Wal-Mart Stores, Inc. .....................             13,232,800
                                                                    ------------
                                                                     185,144,468
                                                                    ------------
              TOTAL COMMON STOCKS
                 (COST $227,477,422) ....................            365,865,105
                                                                    ------------
              REGISTERED INVESTMENT COMPANY--5.1%
 20,632,831   Dreyfus Government Prime Cash
                 Management .............................             20,632,831
                                                                    ------------
              TOTAL REGISTERED
                 INVESTMENT COMPANY
                 (COST $20,632,831) .....................             20,632,831
                                                                    ------------

FACE VALUE
-----------
              U.S. TREASURY BILL--3.2%
$13,000,000   0.161% * due 6/17/10 ++ ...................             12,995,970
                                                                    ------------
              TOTAL U.S. TREASURY BILL
                (COST $12,995,537) .....................              12,995,970
                                                                    ------------
TOTAL INVESTMENTS
   (COST $261,105,790**) ................................    99.1%   399,493,906
UNREALIZED APPRECIATION ON
   FORWARD CONTRACTS (NET) ..............................     0.8      3,179,630
OTHER ASSETS AND LIABILITIES (NET) ......................     0.1        369,848
                                                            -----   ------------
NET ASSETS ..............................................   100.0%  $403,043,384
                                                            =====   ============

----------
*    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $261,105,790.

+    NON-INCOME PRODUCING SECURITY.

++ ALL OR A PORTION OF THIS SECURITY HAS BEEN SEGREGATED TO COVER CERTAIN OPEN FORWARD CONTRACTS. AT MARCH 31, 2010, LIQUID ASSETS TOTALING $3,998,760 HAVE BEEN SEG- REGATED TO COVER SUCH OPEN FORWARD CONTRACTS.

ABBREVIATIONS:
ADR -- AMERICAN DEPOSITORY RECEIPT

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2010

                                                     PERCENTAGE OF
SECTOR DIVERSIFICATION                                 NET ASSETS
----------------------                               -------------
COMMON STOCKS:
Insurance ...........................................    17.5%
Beverage ............................................     8.8
Food ................................................     8.3
Pharmaceuticals, Biotechnology & Life Sciences ......     8.0
Energy ..............................................     6.9
Media ...............................................     6.8
Capital Goods .......................................     6.1
Diversified Financials ..............................     3.8
Food & Staples Retailing ............................     3.3
Tobacco .............................................     3.1
Materials ...........................................     3.0
Transportation ......................................     3.0
Household & Personal Products .......................     2.5
Consumer Durables & Apparel .........................     1.8
Technology Hardware & Equipment .....................     1.7
Health Care Equipment & Services ....................     1.5
Banks ...............................................     1.1
Retailing ...........................................     1.1
Automobiles & Components ............................     1.1
Telecommunication Services ..........................     0.9
Real Estate .........................................     0.5
                                                        -----
TOTAL COMMON STOCKS .................................    90.8
                                                        -----
REGISTERED INVESTMENT COMPANY .......................     5.1
U.S. TREASURY BILL ..................................     3.2
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ..     0.8
OTHER ASSETS AND LIABILITIES (NET) ..................     0.1
                                                        -----
NET ASSETS ..........................................   100.0%
                                                        =====

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2010

                                  (PIE CHART)

France                                                       5%
Germany                                                     10%
Japan                                                        3%
Netherlands                                                  7%
South Korea                                                  2%
Spain                                                        2%
Switzerland                                                  9%
United Kingdom                                               7%
United States                                               46%
Cash Equivalents and Other Assets and Liabilities (Net)++    9%
Mexico                                                       0%+

+    AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

++   INCLUDES UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET)

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2010

                                                         CONTRACT     CONTRACT VALUE ON   VALUE 3/31/10    UNREALIZED
CONTRACTS                                               VALUE DATE     ORIGINATION DATE      (NOTE 2)     GAIN (LOSS)
---------                                               -----------   -----------------   -------------   -----------
FORWARD EXCHANGE CONTRACTS TO SELL (a)
    9,000,000 European Union Euro ...................      5/4/10       $ (11,756,880)    $ (12,178,227)   $ (421,347)
    5,500,000 European Union Euro ...................     5/14/10          (7,478,845)       (7,442,281)       36,564
    4,600,000 European Union Euro ...................     7/20/10          (6,494,878)       (6,224,360)      270,518
    9,000,000 European Union Euro ...................      8/2/10         (12,813,210)      (12,177,924)      635,286
    5,000,000 European Union Euro ...................     8/30/10          (7,137,476)       (6,765,303)      372,173
   13,500,000 European Union Euro ...................    11/24/10         (19,950,437)      (18,266,298)    1,684,139
   13,000,000 European Union Euro ...................     2/11/11         (18,116,020)      (17,590,932)      525,088
    1,750,000 Great Britain Pound Sterling ..........     5/18/10          (2,662,625)       (2,653,814)        8,811
    4,000,000 Great Britain Pound Sterling ..........      8/2/10          (6,599,200)       (6,063,180)      536,020
    1,500,000 Great Britain Pound Sterling ..........     8/31/10          (2,470,522)       (2,273,338)      197,184
    1,200,000 Great Britain Pound Sterling ..........    11/24/10          (2,004,300)       (1,818,075)      186,225
  275,000,000 Japanese Yen ..........................     2/10/11          (3,055,555)       (2,954,810)      100,745
7,300,000,000 South Korean Won ......................      5/4/10          (5,434,783)       (6,443,186)   (1,008,403)
    4,500,000 Swiss Franc ...........................      8/2/10          (4,240,482)       (4,279,852)      (39,370)
    4,500,000 Swiss Franc ...........................     8/30/10          (4,257,695)       (4,281,017)      (23,322)
    5,000,000 Swiss Franc ...........................    10/19/10          (4,888,063)       (4,759,462)      128,601
    5,000,000 Swiss Franc ...........................      2/8/11          (4,757,600)       (4,766,882)       (9,282)
                                                                        -------------     -------------    ----------
TOTAL ...............................................                   $(124,118,571)    $(120,938,941)   $3,179,630
                                                                        =============     =============    ==========
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ..                                                      $3,179,630
                                                                                                           ==========

----------
(a)  Primary risk exposure being hedged against is currency risk.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PORTFOLIO HIGHLIGHTS AS OF MARCH 31, 2010 (UNAUDITED)

INVESTMENT STRATEGY

     The Tweedy, Browne Worldwide High Dividend Yield Value Fund seeks long-term growth of capital by investing in companies around the globe that the Adviser believes to have above-average dividend yields, an established history of paying dividends and reasonable valuations. The Worldwide High Dividend Yield Value Fund is a pure no-load fund with no 12b-1 provisions.

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
           TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND VS.
       MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD INDEX (IN US$)
                             9/5/07 THROUGH 3/31/10

                              (PERFORMANCE GRAPH)

 9/5/07   10000      10000
3/31/08    9731.91    9296.16
9/30/08    8253.33    7747.18
3/31/09    6300.79    5337.7
9/30/09    8422.84    7569.6
3/31/10    9147.93    8160

THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS.

AVERAGE ANNUAL TOTAL RETURN*

                                              WITHOUT
THE FUND                             ACTUAL   WAIVERS**
--------                             ------   ---------
Inception (9/5/07) THROUGH 3/31/10   (3.41)%   (3.70)%
Year Ended 3/31/10                   45.19%    44.93%

AGGREGATE TOTAL RETURN*

                      YEAR ENDED   INCEPTION (9/5/07)
                        3/31/10      THROUGH 3/31/10
                      ----------   ------------------
The Fund                45.19%           (8.52)%
MSCI World (IN US$)     52.37%          (18.40)%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, AUGUST 31, 2007, HAS BEEN USED.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER HAS WAIVED A PORTION OF ITS FEES SINCE INCEPTION, SEPTEMBER 5, 2007.

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS (UNAUDITED)

March 31, 2010

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2010

                                                                        VALUE
     SHARES                                                           (NOTE 2)
     ------                                                         ------------
                  COMMON STOCKS--86.2%
                  CANADA--1.7%
         56,100   IGM Financial, Inc. ...................           $  2,466,177
                                                                    ------------
                  FRANCE--6.3%
         51,529   CNP Assurances ........................              4,875,119
         72,880   Total SA ..............................              4,238,448
                                                                    ------------
                                                                       9,113,567
                                                                    ------------
                  GERMANY--3.5%
         31,170   Muenchener Rueckversicherungs-
                     Gesellschaft AG ....................              5,067,487
                                                                    ------------
                  ITALY--3.8%
        144,505   Eni SPA ...............................              3,396,368
        246,275   Mediaset SPA ..........................              2,119,383
                                                                    ------------
                                                                       5,515,751
                                                                    ------------
                  MEXICO--5.5%
      1,223,000   Embotelladoras Arca SA de CV ..........              4,229,063
        653,600   Kimberly-Clark de Mexico SA de CV,
                     Class A ............................              3,706,752
                                                                    ------------
                                                                       7,935,815
                                                                    ------------
                  NETHERLANDS--4.8%
         47,880   Akzo Nobel NV .........................              2,733,677
        139,109   Unilever NV, CVA ......................              4,215,396
                                                                    ------------
                                                                       6,949,073
                                                                    ------------
                  SOUTH KOREA--1.7%
        145,975   SK Telecom Company Ltd., ADR ..........              2,519,529
                                                                    ------------
                  SWITZERLAND--6.9%
         56,265   Nestle SA, Registered .................              2,886,618
         79,325   Novartis AG, Registered ...............              4,292,013
         17,230   Roche Holding AG ......................              2,799,230
                                                                    ------------
                                                                       9,977,861
                                                                    ------------
                  UNITED KINGDOM--16.1%
        704,825   BAE Systems PLC .......................              3,969,745
        287,270   BP PLC ................................              2,716,523
        164,025   Daily Mail & General Trust, Class A ...              1,238,075
        243,860   Diageo PLC, Sponsored ADR .............              4,091,213
        209,097   GlaxoSmithKline PLC ...................              4,013,898
        200,500   Pearson PLC ...........................              3,150,870
      1,820,190   Vodafone Group PLC ....................              4,196,785
                                                                    ------------
                                                                      23,377,109
                                                                    ------------
                  UNITED STATES--35.9%
        172,925   Altria Group, Inc. ....................              3,548,421
         29,583   Arthur J. Gallagher & Company .........                726,263
        115,800   AT&T, Inc. ............................              2,992,272

                                                                        VALUE
    SHARES                                                            (NOTE 2)
    ------                                                          ------------
UNITED STATES (CONTINUED)
         60,460   Coca-Cola Company/The .................             $3,325,300
         67,215   ConocoPhillips ........................              3,439,392
         97,610   Emerson Electric Company ..............              4,913,687
        113,578   Exelon Corporation ....................              4,975,852
         76,600   Federated Investors, Inc., Class B ....              2,020,708
        103,000   Genuine Parts Company .................              4,350,720
         93,055   Home Depot, Inc. ......................              3,010,329
         53,520   Johnson & Johnson .....................              3,489,504
         32,294   McDonald's Corporation ................              2,154,656
         51,625   Norfolk Southern Corporation ..........              2,885,321
         81,745   Philip Morris International, Inc. .....              4,263,819
         62,440   Reynolds American, Inc. ...............              3,370,511
         90,360   Sysco Corporation .....................              2,665,620
                                                                    ------------
                                                                      52,132,375
                                                                    ------------
                  TOTAL COMMON STOCKS
                  (COST $113,515,074) ...................            125,054,744
                                                                    ------------
                  REGISTERED INVESTMENT COMPANY--7.2%
     10,484,953   Dreyfus Government Prime Cash
                     Management .........................             10,484,953
                                                                    ------------
                  TOTAL REGISTERED
                  INVESTMENT COMPANY
                  (COST $10,484,953) ....................             10,484,953
                                                                    ------------

   FACE VALUE
   ----------
                  TREASURY BILLS--5.7%
                  GERMANY--4.7%
E     5,000,000   0.233% * due 6/16/10 ..................              6,762,250
                                                                    ------------
                  UNITED STATES--1.0%
$     1,500,000   0.161% * due 6/17/10 ..................              1,499,535
                                                                    ------------
                  TOTAL TREASURY BILLS
                  (COST $8,231,674) .....................              8,261,785
                                                                    ------------
TOTAL INVESTMENTS
(COST $132,231,701**) ...................................    99.1%   143,801,482
OTHER ASSETS AND
LIABILITIES (NET) .......................................     0.9      1,292,336
                                                            -----   ------------
NET ASSETS ..............................................   100.0%  $145,093,818
                                                            =====   ============

----------
*    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $132,231,701.

ABBREVIATIONS:

ADR  -- AMERICAN DEPOSITORY RECEIPT

CVA  -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

E    -- EUROPEAN UNION EURO

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2010

                                                    PERCENTAGE OF
SECTOR DIVERSIFICATION                                NET ASSETS
----------------------                              -------------
COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences ..      10.1%
Energy ..........................................       9.5
Beverage ........................................       7.9
Tobacco .........................................       7.7
Insurance .......................................       7.4
Telecommunication Services ......................       6.7
Capital Goods ...................................       6.1
Retailing .......................................       5.1
Food ............................................       4.9
Media ...........................................       4.5
Utilities .......................................       3.4
Diversified Financials ..........................       3.1
Household & Personal Products ...................       2.6
Transportation ..................................       2.0
Materials .......................................       1.9
Food & Staples Retailing ........................       1.8
Consumer Services ...............................       1.5
                                                      -----
TOTAL COMMON STOCKS .............................      86.2
                                                      -----
REGISTERED INVESTMENT COMPANY ...................       7.2
TREASURY BILLS ..................................       5.7
OTHER ASSETS AND LIABILITIES (NET) ..............       0.9
                                                      -----
NET ASSETS ......................................     100.0%
                                                      =====

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2010

                                  (PIE CHART)

CANADA                     2%
FRANCE                     6%
GERMANY                    3%
ITALY                      4%
MEXICO                     5%
NETHERLANDS                5%
SOUTH KOREA                2%
SWITZERLAND                7%
UNITED KINGDOM            16%
UNITED STATES             36%
CASH EQUIVALENTS
  AND OTHER ASSETS
  AND LIABILITIES (NET)   14%

                       SEE NOTES TO FINANCIAL STATEMENTS

                      This page left blank intentionally.

TWEEDY, BROWNE FUND INC.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2010

                                                                                GLOBAL VALUE
                                                                                  FUND II -                   WORLDWIDE HIGH
                                                                GLOBAL VALUE      CURRENCY        VALUE       DIVIDEND YIELD
                                                                    FUND        UNHEDGED (a)       FUND         VALUE FUND
                                                               --------------   ------------   ------------   --------------
ASSETS
   Investments, at cost. ...................................   $2,721,996,688    $34,761,239   $261,105,790    $132,231,701
                                                               ==============   ============   ============    ============
   Investments, at value (Note 2) ..........................   $4,251,057,433    $35,334,527   $399,493,906    $143,801,482
   Foreign currency (b) ....................................               --             50             --              28
   Dividends and interest receivable. ......................        9,702,582         51,293        677,987         383,245
   Receivable for investment securities sold ...............       13,191,092             --             --              --
   Recoverable foreign withholding taxes. ..................        8,694,494         10,831        172,039          66,421
   Receivable for Fund shares sold .........................        6,112,962         62,794         89,462       1,059,880
   Unrealized appreciation of forward exchange contracts
      (Note 2) .............................................       76,618,640             --      4,681,354              --
   Prepaid expense .........................................           58,844         45,182          5,643           1,591
                                                               --------------   ------------   ------------    ------------
      TOTAL ASSETS .........................................    4,365,436,047     35,504,677    405,120,391     145,312,647
                                                               --------------   ------------   ------------    ------------
LIABILITIES
   Unrealized depreciation of forward exchange contracts
      (Note 2) .............................................   $   52,018,163   $         --   $  1,501,724    $         --
   Payable for investment securities purchased. ............               --        899,520             --              --
   Payable for Fund shares redeemed ........................        3,628,550          5,209        206,863          92,366
   Investment advisory fee payable (Note 3) ................        2,877,026          5,365        271,495          84,874
   Transfer agent fees payable (Note 3) ....................          249,845          3,531         26,862           9,474
   Custodian fees payable (Note 3) .........................          141,883          2,716          4,825           2,105
   Administration and accounting fees payable (Note 3) .....           96,603            848          9,211           3,305
   Due to Custodian ........................................           35,962              9            522              --
   Accrued expenses and other payables. ....................          567,473         12,966         55,505          26,705
                                                               --------------   ------------   ------------    ------------
      TOTAL LIABILITIES ....................................       59,615,505        930,164      2,077,007         218,829
                                                               --------------   ------------   ------------    ------------
NET ASSETS .................................................   $4,305,820,542   $ 34,574,513   $403,043,384    $145,093,818
                                                               ==============   ============   ============    ============
NET ASSETS CONSIST OF
   Undistributed (distributions in excess of) net investment
      income ...............................................   $    8,107,196   $     26,186   $    709,549    $    (40,685)
   Accumulated net realized gain (loss) on securities,
      forward exchange contracts and foreign currencies ....      (32,351,564)            (1)    11,126,834     (11,858,386)
   Net unrealized appreciation of securities, forward
      exchange contracts, foreign currencies and net
      other assets .........................................    1,553,863,607        573,210    141,579,370      11,570,148
   Par value ...............................................           19,454            337          2,118           1,684
   Paid-in capital in excess of par value ..................    2,776,181,849     33,974,781    249,625,513     145,421,057
                                                               --------------   ------------   ------------    ------------
      TOTAL NET ASSETS .....................................   $4,305,820,542   $ 34,574,513   $403,043,384    $145,093,818
                                                               ==============   ============   ============    ============
CAPITAL STOCK, (common stock outstanding) ..................      194,542,154      3,367,233     21,179,384      16,835,474
                                                               ==============   ============   ============    ============
NET ASSET VALUE, offering and redemption price per share ...   $        22.13   $      10.27   $      19.03    $       8.62
                                                               ==============   ============   ============    ============

----------

(a) The Tweedy, Browne Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

(b) Foreign currency held at cost for the Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $0, $50, $0 and $28, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2010

                                                                            GLOBAL VALUE
                                                                              FUND II -                   WORLDWIDE HIGH
                                                            GLOBAL VALUE      CURRENCY        VALUE       DIVIDEND YIELD
                                                                FUND        UNHEDGED (a)       FUND         VALUE FUND
                                                           --------------   ------------   ------------   --------------
INVESTMENT INCOME
   Dividends. ..........................................   $  132,879,305    $ 136,916     $ 11,235,050    $ 4,551,144
   Foreign withholding taxes ...........................      (15,127,856)     (10,733)        (933,160)      (258,890)
   Interest ............................................          321,018           --           41,002         22,570
                                                           --------------    ---------     ------------    -----------
         TOTAL INVESTMENT INCOME .......................      118,072,467      126,183       10,342,892      4,314,824
                                                           --------------    ---------     ------------    -----------
EXPENSES
   Investment advisory fee (Note 3) ....................       48,842,543      111,500        4,588,229      1,447,193
   Transfer agent fees (Note 3) ........................        1,464,694       15,781          238,655         73,614
   Custodian fees (Note 3) .............................        1,653,292       13,580           53,842         25,196
   Administration and accounting fees (Note 3) .........        1,060,505        3,026          102,173         34,123
   Legal and audit fees ................................          487,207        9,706           55,684         21,234
   Directors' fees and expenses (Note 3) ...............          256,067        6,944           42,333         20,276
   Registration fees ...................................           78,200       16,069           34,398         35,091
   Organizational Expenses .............................               --       33,347               --             --
   Other ...............................................          851,076       18,386           93,333         38,554
                                                           --------------    ---------     ------------    -----------
         Total Expenses before waivers .................       54,693,584      228,339        5,208,647      1,695,281
                                                           --------------    ---------     ------------    -----------
   Less: Investment advisory fees waived and/or expenses
      reimbursed (Note 3) ..............................               --     (106,135)              --       (109,158)
                                                           --------------    ---------     ------------    -----------
         NET EXPENSES ..................................       54,693,584      122,204        5,208,647      1,586,123
                                                           --------------    ---------     ------------    -----------
NET INVESTMENT INCOME. .................................       63,378,883        3,979        5,134,245      2,728,701
                                                           --------------    ---------     ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 2 and 4):
   Net realized gain (loss) on:
      Securities .......................................      336,023,750           (1)      20,139,141      4,670,095
      Forward exchange contracts (b) ...................       67,539,946           --        1,872,259             --
      Foreign currencies and net other assets. .........          345,618       (2,357)          15,889        221,333
                                                           --------------    ---------     ------------    -----------
   Net realized gain (loss) on investments during the
      year/period ......................................      403,909,314       (2,358)      22,027,289      4,891,428
                                                           --------------    ---------     ------------    -----------
   Net unrealized appreciation (depreciation) of:
      Securities .......................................    1,455,744,501      573,288      125,959,720     31,510,819
      Forward exchange contracts (b) ...................     (192,248,451)          --       (5,931,603)            --
      Foreign currencies and net other assets. .........        1,003,789          (78)          14,181          4,120
                                                           --------------    ---------     ------------    -----------
   Net unrealized appreciation of investments during the
      year/period ......................................    1,264,499,839      573,210      120,042,298     31,514,939
                                                           --------------    ---------     ------------    -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ......................................    1,668,409,153      570,852      142,069,587     36,406,367
                                                           --------------    ---------     ------------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. ....................................   $1,731,788,036    $ 574,831     $147,203,832    $39,135,068
                                                           ==============    =========     ============    ===========

----------
(a) The Tweedy, Browne Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

(b)  Primary risk exposure being hedged is currency risk.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      GLOBAL VALUE FUND
                                                                               --------------------------------
                                                                                 YEAR ENDED       YEAR ENDED
                                                                                  3/31/2010        3/31/2009
                                                                               --------------   ---------------
INVESTMENT ACTIVITIES:
Net investment income ......................................................   $   63,378,883   $   150,110,863
                                                                               --------------   ---------------
Net realized gain (loss) on securities, forward exchange contracts and
   currency transactions during the year/period ............................      403,909,314      (482,007,240)
                                                                               --------------   ---------------
Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets during the
   year/period .............................................................    1,264,499,839    (2,018,655,763)
                                                                               --------------   ---------------
Net increase (decrease) in net assets resulting from operations ............    1,731,788,036    (2,350,552,140)
                                                                               ==============   ===============
DISTRIBUTIONS:
   Dividends to shareholders from net investment income ....................      (65,076,197)     (151,157,844)
                                                                               --------------   ---------------
   Distributions to shareholders from net realized gain on investments .....               --      (415,942,376)
                                                                               --------------   ---------------
Net increase (decrease) in net assets from Fund share transactions .........     (455,420,373)     (652,232,893)
                                                                               --------------   ---------------
Redemption Fees ............................................................          169,090           374,744
                                                                               --------------   ---------------
Net increase (decrease) in net assets ......................................    1,211,460,556    (3,569,510,509)
                                                                               ==============   ===============
NET ASSETS
Beginning of year/period ...................................................    3,094,359,986     6,663,870,495
                                                                               --------------   ---------------
End of year/period .........................................................   $4,305,820,542   $ 3,094,359,986
                                                                               ==============   ===============
Undistributed (distributions in excess of) net investment income at end of
   year/period .............................................................   $    8,107,196   $     9,991,934
                                                                               ==============   ===============

(a) The Tweedy, Browne Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL VALUE
 FUND II -
  CURRENCY                                      WORLDWIDE HIGH DIVIDEND
  UNHEDGED               VALUE FUND                YIELD VALUE FUND
------------   ----------------------------   ---------------------------
PERIOD ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
3/31/2010 (a)    3/31/2010      3/31/2009       3/31/2010      3/31/2009
------------   ------------   -------------   ------------   ------------

 $     3,979   $  5,134,245   $   3,752,451   $  2,728,701   $  2,217,844
 -----------   ------------   -------------   ------------   ------------

      (2,358)    22,027,289       8,807,166      4,891,428    (16,827,053)
 -----------   ------------   -------------   ------------   ------------


     573,210    120,042,298    (138,896,404)    31,514,939    (17,297,479)
 -----------   ------------   -------------   ------------   ------------
     574,831    147,203,832    (126,336,787)    39,135,068    (31,906,688)
 ===========   ============   =============   ============   ============

      (7,147)    (4,497,188)     (4,058,653)    (2,849,813)    (2,319,850)
 -----------   ------------   -------------   ------------   ------------
          --             --     (39,043,896)            --             --
 -----------   ------------   -------------   ------------   ------------
  34,005,329    (44,450,144)     62,988,730     28,891,458     43,739,295
 -----------   ------------   -------------   ------------   ------------
       1,500             --              --          4,175         13,845
 -----------   ------------   -------------   ------------   ------------
  34,574,513     98,256,500    (106,450,606)    65,180,888      9,526,602
 ===========   ============   =============   ============   ============

          --    304,786,884     411,237,490     79,912,930     70,386,328
 -----------   ------------   -------------   ------------   ------------
 $34,574,513   $403,043,384   $ 304,786,884   $145,093,818   $ 79,912,930
 ===========   ============   =============   ============   ============

 $    26,186   $    709,549   $      51,907   $    (40,685)  $   (501,868)
 ===========   ============   =============   ============   ============

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

FINANCIAL HIGHLIGHTS
TWEEDY, BROWNE GLOBAL VALUE FUND
For a Fund share outstanding throughout each year.

                                                               YEAR         YEAR             YEAR         YEAR         YEAR
                                                               ENDED        ENDED            ENDED        ENDED        ENDED
                                                              3/31/10      3/31/09          3/31/08      3/31/07      3/31/06
                                                            ----------   ----------       ----------   ----------   ----------
Net asset value, beginning of year ......................   $    14.15   $    27.21       $    32.31   $    28.56   $    24.08
                                                            ----------   ----------       ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................         0.33         0.66(a)(b)       0.50         0.47         0.34
Net realized and unrealized gain (loss) on investments ..         7.98       (10.90)           (2.24)        4.06         4.51
                                                            ----------   ----------       ----------   ----------   ----------
   Total from investment operations .....................         8.31       (10.24)           (1.74)        4.53         4.85
                                                            ----------   ----------       ----------   ----------   ----------
DISTRIBUTIONS:
Dividends from net investment income ....................        (0.33)       (0.75)           (0.48)       (0.43)       (0.37)
Distributions from net realized gains ...................           --        (2.07)           (2.88)       (0.35)          --
                                                            ----------   ----------       ----------   ----------   ----------
   Total distributions ..................................        (0.33)       (2.82)           (3.36)       (0.78)       (0.37)
                                                            ----------   ----------       ----------   ----------   ----------
Redemption fees (c) .....................................         0.00         0.00             0.00         0.00         0.00
                                                            ----------   ----------       ----------   ----------   ----------
Net asset value, end of year ............................   $    22.13   $    14.15       $    27.21   $    32.31   $    28.56
                                                            ==========   ==========       ==========   ==========   ==========
Total return (d) ........................................        58.85%      (38.57)%          (6.35)%      16.01%       20.24%
                                                            ==========   ==========       ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s) .......................   $4,305,821   $3,094,360       $6,663,870   $8,323,689   $8,060,962
Ratio of operating expenses to average net assets .......         1.40%        1.40%            1.37%        1.37%        1.38%
Ratio of net investment income to average net assets ....         1.62%        3.05%(b)         1.45%        1.53%        1.33%
Portfolio turnover rate .................................            7%          16%               9%          13%           6%

----------
(a) Net investment income per share was calculated using the average shares method.

(b) For year ended 3/31/09, investment income per share reflects a special dividend which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.42% per share.

(c)  Amount represents less than $0.01 per share.

(d)  Total return represents aggregate total return for the periods indicated.

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED
For a Fund share outstanding throughout the period.

                                                                   PERIOD
                                                                    ENDED
                                                                 3/31/10 (a)
                                                                 -----------
Net asset value, beginning of period .........................     $ 10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b) ....................................        0.00
Net realized and unrealized gain (loss) on investments .......        0.27
                                                                   -------
   Total from investment operations ..........................        0.27
                                                                   -------
DISTRIBUTIONS:
Dividends from net investment income (b) .....................        0.00
Distributions from net realized gains ........................          --
                                                                   -------
   Total distributions (b) ...................................        0.00
                                                                   -------
Redemption fees (b) ..........................................        0.00
                                                                   -------
Net asset value, end of period ...............................     $ 10.27
                                                                   =======
Total return (c) .............................................        2.74%
                                                                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) ..........................     $34,575
Ratio of operating expenses to average net assets ............        1.37%(d)
Ratio of operating expenses to average net assets excluding
   waivers and/or reimbursement of expenses ..................        2.56%(d)
Ratio of net investment income to average net assets .........        0.04%(d)
Portfolio turnover rate ......................................        0.00%

----------
(a) The Tweedy, Browne Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

(b)  Amount represents less than $0.01 per share.

(c)  Total return represents aggregate total return for the period indicated.

(d)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

FINANCIAL HIGHLIGHTS

TWEEDY, BROWNE VALUE FUND
For a Fund share outstanding throughout each year.

                                                             YEAR       YEAR       YEAR       YEAR       YEAR
                                                             ENDED      ENDED      ENDED      ENDED      ENDED
                                                            3/31/10    3/31/09    3/31/08    3/31/07    3/31/06
                                                           --------   --------   --------   --------   --------
Net asset value, beginning of year .....................   $  12.73   $  20.90   $  24.65   $  24.27   $  24.67
                                                           --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.24       0.18       0.22       0.21       0.30(a)
Net realized and unrealized gain(loss) on investments ..       6.27      (6.22)     (1.43)      2.38       1.49
                                                           --------   --------   --------   --------   --------
   Total from investment operations ....................       6.51      (6.04)     (1.21)      2.59       1.79
                                                           --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment income ...................      (0.21)     (0.20)     (0.19)     (0.27)     (0.33)
Distributions from net realized gains ..................         --      (1.93)     (2.35)     (1.94)     (1.86)
                                                           --------   --------   --------   --------   --------
   Total distributions .................................      (0.21)     (2.13)     (2.54)     (2.21)     (2.19)
                                                           --------   --------   --------   --------   --------
Net asset value, end of year ...........................   $  19.03   $  12.73   $  20.90   $  24.65   $  24.27
                                                           ========   ========   ========   ========   ========
Total return (b) .......................................      51.18%    (30.01)%    (5.41)%    10.76%      7.41%
                                                           ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s) ......................   $403,043   $304,787   $411,237   $515,527   $548,169
Ratio of operating expenses to average net assets ......       1.42%      1.41%      1.37%      1.38%      1.36%
Ratio of net investment income to average net assets ...       1.40%      1.02%      0.83%      0.80%      1.08%(a)
Portfolio turnover rate ................................         11%        37%        11%         9%         9%

----------
(a) For year ended 3/31/06, investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.

(b)  Total return represents aggregate total return for the periods indicated.

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
For a Fund share outstanding throughout each year/period.

                                                                   YEAR       YEAR       PERIOD
                                                                   ENDED     ENDED       ENDED
                                                                  3/31/10   3/31/09   3/31/08 (a)
                                                                 --------   -------   -----------
Net asset value, beginning of year/period ....................   $   6.09   $  9.70     $ 10.00
                                                                 --------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................................       0.20      0.22        0.10
Net realized and unrealized gain (loss) on investments .......       2.53     (3.57)      (0.37)
                                                                 --------   -------     -------
   Total from investment operations ..........................       2.73     (3.35)      (0.27)
                                                                 --------   -------     -------
DISTRIBUTIONS:
Dividends from net investment income .........................      (0.20)    (0.26)      (0.03)
Distributions from net realized gains ........................         --        --          --
                                                                 --------   -------     -------
   Total distributions .......................................      (0.20)    (0.26)      (0.03)
                                                                 --------   -------     -------
Redemption fees (b) ..........................................       0.00      0.00        0.00
                                                                 --------   -------     -------
Net asset value, end of year/period ..........................   $   8.62   $  6.09     $  9.70
                                                                 ========   =======     =======
Total return (c) .............................................      45.19%   (35.25)%     (2.69)%
                                                                 ========   =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000s) .....................   $145,094   $79,913     $70,386
Ratio of operating expenses to average net assets ............       1.37%     1.37%       1.37%(d)
Ratio of operating expenses to average net assets excluding
   waivers and/or reimbursement of expenses ..................       1.46%     1.54%       1.86%(d)
Ratio of net investment income to average net assets .........       2.36%     2.99%       2.38%(d)
Portfolio turnover rate ......................................         18%       38%          2%

----------
(a) The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.

(b)  Amount represents less than $0.01 per share.

(c)  Total return represents aggregate total return for the period indicated.

(d)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tweedy, Browne Fund Inc. (the "Company") is an open-end management investment company registered with the United States ("U.S.") Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund ("Global Value Fund"), Tweedy, Browne Global Value Fund II - Currency Unhedged ("Global Value Fund II - Currency Unhedged"), Tweedy, Browne Value Fund ("Value Fund"), and Tweedy, Browne Worldwide High Dividend Yield Value Fund ("Worldwide High Dividend Yield Value Fund"), (each a "Fund" and together, the "Funds"), are each a diversified series of the Company. The Funds commenced operations as follows:

                                           COMMENCEMENT OF
FUND                                          OPERATIONS
----                                       ---------------
Global Value Fund                              06/15/93
Global Value Fund II - Currency Unhedged       10/26/09
Value Fund                                     12/08/93
Worldwide High Dividend Yield Value Fund       09/05/07

     The Global Value Fund and Global Value Fund II -Currency Unhedged seek long-term capital growth by investing primarily in foreign securities that Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser") believes are undervalued. The Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign securities that Tweedy, Browne believes are undervalued. The Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing in U.S. and foreign securities that Tweedy, Browne believes to have above-average dividend yields and valuations that are reasonable.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION Portfolio securities and other assets, listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds' asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds' Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     FAIR VALUE MEASUREMENTS The inputs and valuation techniques used to measure fair value of the Funds' net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' assets carried at fair value as of March 31, 2010 is as follows:

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

                                                                                       GLOBAL VALUE FUND
                                                                 -------------------------------------------------------------
                                                                                                      LEVEL 2
                                                                                                       OTHER        LEVEL 3
                                                                      TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                                                                 MARCH 31, 2010        PRICE          INPUTS         INPUTS
                                                                 --------------   --------------   ------------   ------------
Investments in Securities:
Equity Securities
   Common Stocks
      Canada .................................................   $   45,714,849   $   45,714,849   $         --      $    --
      Czech Republic .........................................        1,476,109        1,476,109             --           --
      Finland ................................................      157,335,110      157,335,110             --           --
      France .................................................      295,700,379      295,700,379             --           --
      Germany ................................................      619,536,552      619,536,552             --           --
      Greece .................................................       12,982,616       12,982,616             --           --
      Hong Kong ..............................................       38,528,100       38,528,100             --           --
      Ireland ................................................           90,224               --             --       90,224
      Italy ..................................................      100,956,763      100,956,763             --           --
      Japan ..................................................      280,082,989      275,540,930      4,542,059           --
      Mexico .................................................      215,785,871      215,785,871             --           --
      Netherlands ............................................      431,354,920      431,354,920             --           --
      Norway .................................................       85,812,120       85,812,120             --           --
      Singapore ..............................................       87,377,304       87,377,304             --           --
      South Korea ............................................      159,483,278      159,483,278             --           --
      Spain ..................................................      107,200,097      107,200,097             --           --
      Sweden .................................................          368,874          368,874             --           --
      Switzerland ............................................      616,869,632      612,567,695      4,301,937           --
      United Kingdom .........................................      318,916,323      318,916,323             --           --
      United States ..........................................      200,578,132      200,578,132             --           --
      Miscellaneous ..........................................        1,090,629        1,090,629             --           --
   Preferred Stocks ..........................................       12,659,054       12,659,054             --           --
Registered Investment Company ................................      346,174,290      346,174,290             --           --
U.S. Treasury Bill ...........................................      114,983,218               --    114,983,218           --
                                                                 --------------   --------------   ------------      -------
   Total Investments in Securities ...........................    4,251,057,433    4,127,139,995    123,827,214       90,224
Other Financial Instruments:
   Asset
      Unrealized appreciation of forward exchange contracts ..       76,618,640               --     76,618,640           --
   Liability
      Unrealized depreciation of forward exchange contracts ..      (52,018,163)              --    (52,018,163)          --
                                                                 --------------   --------------   ------------      -------
         TOTAL ...............................................   $4,275,657,910   $4,127,139,995   $148,427,691      $90,224
                                                                 ==============   ==============   ============      =======

                                                                          GLOBAL VALUE FUND II - CURRENCY UNHEDGED
                                                                 ---------------------------------------------------------
                                                                                                  LEVEL 2
                                                                                                   OTHER         LEVEL 3
                                                                      TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                                                                 MARCH 31, 2010      PRICE         INPUTS        INPUTS
                                                                 --------------   -----------   -----------   ------------
Investments in Securities:
Equity Securities
   Common Stocks
      Finland ................................................     $    74,529    $    74,529     $     --         $--
      France .................................................       3,095,240      3,095,240           --          --
      Germany ................................................       2,505,112      2,505,112           --          --
      Hong Kong ..............................................         548,340        548,340           --          --
      Italy ..................................................       1,628,454      1,628,454           --          --
      Japan ..................................................       1,390,403      1,274,211      116,192          --
      Mexico .................................................         529,531        529,531           --          --
      Netherlands ............................................       2,705,964      2,705,964           --          --
      Singapore ..............................................          54,934         54,934           --          --
      South Korea ............................................         327,940        327,940           --          --
      Spain ..................................................         132,074        132,074           --          --

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

                                                                    GLOBAL VALUE FUND II - CURRENCY UNHEDGED (CONTINUED)
                                                                 ---------------------------------------------------------
                                                                                                  LEVEL 2
                                                                                                   OTHER         LEVEL 3
                                                                      TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                                                                 MARCH 31, 2010      PRICE         INPUTS        INPUTS
                                                                 --------------   -----------   -----------   ------------
      Switzerland ............................................     $ 3,499,355    $ 3,499,355     $     --         $--
      United Kingdom .........................................       3,741,495      3,741,495           --          --
      United States ..........................................       2,733,873      2,733,873           --          --
      Miscellaneous ..........................................         900,694        900,694           --          --
Preferred Stocks .............................................         161,340        161,340           --          --
Registered Investment Company ................................      11,305,249     11,305,249           --          --
                                                                   -----------    -----------     --------         ---
         TOTAL INVESTMENTS IN SECURITIES .....................     $35,334,527    $35,218,335     $116,192         $--
                                                                   ===========    ===========     ========         ===

                                                                                         VALUE FUND
                                                                 ----------------------------------------------------------
                                                                                                   LEVEL 2
                                                                                                    OTHER         LEVEL 3
                                                                      TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                                                                 MARCH 31, 2010       PRICE         INPUTS        INPUTS
                                                                 --------------   ------------   -----------   ------------
Investments in Securities:
Equity Securities
   Common Stocks
      France .................................................    $ 20,722,112    $ 20,722,112   $        --        $--
      Germany ................................................      41,631,946      41,631,946            --         --
      Japan ..................................................       9,935,499       9,935,499            --         --
      Mexico .................................................       1,709,864       1,709,864            --         --
      Netherlands ............................................      29,740,286      29,740,286            --         --
      South Korea ............................................       8,102,772       8,102,772            --         --
      Spain ..................................................       7,751,488       7,751,488            --         --
      Switzerland ............................................      34,324,943      34,324,943            --         --
      United Kingdom .........................................      26,801,727      26,801,727            --         --
      United States ..........................................     185,144,468     183,839,169     1,305,299         --
Registered Investment Company ................................      20,632,831      20,632,831            --         --
U.S. Treasury Bill ...........................................      12,995,970              --    12,995,970         --
                                                                  ------------    ------------   -----------        ---
   Total Investments in Securities ...........................     399,493,906     385,192,637    14,301,269         --
Other Financial Instruments:
   Asset
      Unrealized appreciation of forward exchange contracts ..       4,681,354              --     4,681,354         --
   Liability
      Unrealized depreciation of forward exchange contracts ..      (1,501,724)             --    (1,501,724)        --
                                                                  ------------    ------------   -----------        ---
         TOTAL ...............................................    $402,673,536    $385,192,637   $17,480,899        $--
                                                                  ============    ============   ===========        ===

                                                                          WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
                                                                 ----------------------------------------------------------
                                                                                                   LEVEL 2
                                                                                                    OTHER         LEVEL 3
                                                                      TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                                                                 MARCH 31, 2010       PRICE         INPUTS        INPUTS
                                                                 --------------   ------------   -----------   ------------
Investments in Securities:
Equity Securities
   Common Stocks
      Canada .................................................    $  2,466,177    $  2,466,177    $       --        $--
      France .................................................       9,113,567       9,113,567            --         --
      Germany ................................................       5,067,487       5,067,487            --         --
      Italy ..................................................       5,515,751       5,515,751            --         --
      Mexico .................................................       7,935,815       7,935,815            --         --
      Netherlands ............................................       6,949,073       6,949,073            --         --
      South Korea ............................................       2,519,529       2,519,529            --         --
      Switzerland ............................................       9,977,861       9,977,861            --         --
      United Kingdom .........................................      23,377,109      23,377,109            --         --
      United States ..........................................      52,132,375      52,132,375            --         --
Registered Investment Company ................................      10,484,953      10,484,953            --         --

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

                                                                    WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (CONTINUED)
                                                                 ----------------------------------------------------------
                                                                                                   LEVEL 2
                                                                                                    OTHER         LEVEL 3
                                                                      TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                                    VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                                                                 MARCH 31, 2010       PRICE         INPUTS        INPUTS
                                                                 --------------   ------------   -----------   ------------
Treasury Bills
      Germany ................................................    $  6,762,250    $         --    $6,762,250        $--
      United States ..........................................       1,499,535              --     1,499,535         --
                                                                  ------------    ------------    ----------        ---
TOTAL INVESTMENTS IN SECURITIES ..............................    $143,801,482    $135,539,697    $8,261,785        $--
                                                                  ============    ============    ==========        ===

     The following is a reconciliation of the Global Value Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                                           EQUITY SECURITIES
                                                                       ------------------------
                                                            TOTAL      IRELAND   UNITED KINGDOM
                                                         -----------   -------   --------------
Balance as of March 31, 2009 .........................   $    93,798   $88,530    $     5,268
   Accrued discounts/premiums ........................            --        --             --
   Realized gain (loss) ..............................    (1,344,550)       --     (1,344,550)
   Change in unrealized appreciation (depreciation) ..     1,340,976     1,694      1,339,282
   Net purchases (sales) .............................            --        --             --
   Transfer in and/or out of Level 3 .................            --        --             --
                                                         -----------   -------    -----------
Balance as of March 31, 2010 .........................   $    90,224   $90,224    $        --
                                                         ===========   =======    ===========

     The net unrealized gains presented in the table above relate to investments that were held during the year ended March 31, 2010. The Global Value Fund presents these gains on the Statements of Operations as net realized gain (loss) on securities and net unrealized appreciation (depreciation) of securities, respectively.

     FOREIGN CURRENCY The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     For open contracts at March 31, 2010, see the Schedule of Investments, which is also indicative of activity for the year ended March 31, 2010.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Large nonrecurring dividends recognized by a

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

Fund are presented separately on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Funds' custodian applies for refunds on behalf of each Fund where available.

     Tweedy, Browne is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2010, Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed Tweedy, Browne $420, $180, $855 and $525, respectively, for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, will be declared and paid annually for the Global Value Fund, Global Value Fund II -Currency Unhedged, and Value Fund and semi-annually for the Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2010 is as follows:

                                           GLOBAL                  WORLDWIDE
                                           VALUE                     HIGH
                                         FUND II -                 DIVIDEND
                              GLOBAL      CURRENCY                   YIELD
DISTRIBUTIONS PAID FROM:    VALUE FUND    UNHEDGED   VALUE FUND    VALUE FUND
------------------------   -----------   ---------   ----------   -----------
Investment income          $65,076,197     $7,147    $4,497,188    $2,849,813
Short-term capital gain             --         --            --            --
Ordinary income             65,076,197      7,147     4,497,188     2,849,813
Long-term capital gain              --         --            --            --
                           -----------     ------    ----------    ----------
Total Distributions        $65,076,197     $7,147    $4,497,188    $2,849,813
                           ===========     ======    ==========    ==========

     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2009 is as follows:

                                                         WORLDWIDE
                                                           HIGH
                                                         DIVIDEND
                              GLOBAL                       YIELD
DISTRIBUTIONS PAID FROM:    VALUE FUND     VALUE FUND   VALUE FUND
------------------------    ----------    -----------   ----------
Investment income          $267,790,335   $ 5,472,114   $2,319,850
Short-term capital gain              --            --           --
Ordinary income             267,790,335     5,472,114    2,319,850
Long-term capital gain      299,309,885    37,630,435           --
                           ------------   -----------   ----------
Total Distributions        $567,100,220   $43,102,549   $2,319,850
                           ============   ===========   ==========

     As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

                                                   GLOBAL                     WORLDWIDE
                                                   VALUE                        HIGH
                                                 FUND II -                    DIVIDEND
                                    GLOBAL        CURRENCY                      YIELD
                                  VALUE FUND      UNHEDGED    VALUE FUND     VALUE FUND
                                --------------   ---------   ------------   ------------
Undistributed ordinary income   $    8,555,455   $ 26,572    $    737,654   $    433,073
Undistributed realized gain                 --         --      14,306,464             --
Unrealized appreciation/
   (depreciation)                1,530,178,190    573,287     138,388,116     11,569,781
Accumulated capital and
   other losses                     (8,951,236)    (2,357)        (28,105)   (12,278,820)
                                --------------   --------    ------------   ------------
Total                           $1,529,782,409   $597,502    $153,404,129   $   (275,966)
                                ==============   ========    ============   ============

     FEDERAL INCOME TAXES Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Reclassifications are recorded to the Funds' capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and equalization were identified and reclassified among the components of each Fund's net assets as follows:

                                               GLOBAL                  WORLDWIDE
                                               VALUE                     HIGH
                                             FUND II -                 DIVIDEND
                                  GLOBAL      CURRENCY                   YIELD
                                VALUE FUND    UNHEDGED   VALUE FUND   VALUE FUND
                                ----------   ---------   ----------   ----------
Undistributed ordinary income   $(187,424)   $ 29,354     $ 20,585    $ 582,295
Undistributed net realized
   gain (loss)                    187,424       2,357      (20,585)    (582,295)
                                ---------    --------     --------    ---------
Paid-in capital                        --     (31,711)          --           --
                                =========    ========     ========    =========

Results of operations and net assets were not affected by these reclassifications.

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     As of March 31, 2010, the Global Value Fund had a capital loss carryforward of $8,502,977, expiring in 2018 and the Worldwide High Dividend Yield Value Fund had a capital loss carryforward of $11,858,386, of which $3,065,719 expires in 2017and $8,792,667 expires in 2018, which may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

     Net capital and foreign currency losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October capital losses are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses will offset future net investment income and thereby reduce future ordinary income distributions. For the year ended March 31, 2010, the Funds deferred to April 1, 2010 post-October capital and currency losses of:

                                                                FOREIGN
FUND                                       CAPITAL LOSSES   CURRENCY LOSSES
----                                       --------------   ---------------
Global Value Fund                                $--            $448,259
Global Value Fund II - Currency Unhedged          --               2,357
Value Fund                                        --              28,105
Worldwide High Dividend
Yield Value Fund                                  --             420,434

     The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds' conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method. Depending on their nature, costs to organize and offer the Global Value Fund II - Currency Unhedged were either expensed as incurred or capitalized and amortized to expense, on a straight line basis, over the first twelve months of the Fund's operations.

3. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of each Fund, has entered into separate investment advisory agreements with Tweedy, Browne (each, an "Advisory Agreement"). Under each Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of each Fund's average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2010, Tweedy, Browne received $48,842,543, $111,500, $4,588,229 and $1,447,193 for Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. In the period/year ended March 31, 2010, Tweedy, Browne waived $106,135 and $109,158 for Global Value Fund II - Currency Unhedged and Worldwide High Dividend Yield Value Fund, respectively.

     The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses for each Fund (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37% of each Fund's average daily net assets. This arrangement will continue at least through December 31, 2011. In this arrangement, Global Value Fund II - Currency Unhedged and Worldwide High Dividend Yield Value Fund have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% of each Fund's average daily net assets on an annualized basis. At March 31, 2010, the amount of potential recovery expiring March 31, 2012 on Global Value II - Currency Unhedged was $106,135. At March 31, 2010, the amount of potential recovery expiring March 31, 2011 and March 31, 2012 on Worldwide High Dividend Yield Value Fund was $124,612 and $109,158, respectively.

     As of March 31, 2010, the current and retired managing directors and their families, as well as employees of Tweedy, Browne, have approximately $95.1 million, $3.6 million, $55.1 million and $6.7 million of their own money invested in Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

     The Company, on behalf of the Funds, has entered into an administration agreement (the "Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly named PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Funds' net assets:

                                     BETWEEN      BETWEEN
                                   $1 BILLION   $5 BILLION
                         UP TO         AND          AND        EXCEEDING
                      $1 BILLION   $5 BILLION   $10 BILLION   $10 BILLION
                      ----------   ----------   -----------   -----------
Administration Fees     0.0300%      0.0180%      0.0100%       0.0090%
Accounting Fees         0.0075%      0.0060%      0.0050%       0.0040%

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. Effective January 2010, the Company pays each Non-Interested Director $100,000 annually, to be paid quarterly in $25,000 increments plus out-of-pocket expenses for their services as directors. The annual fee of $100,000 paid to each Non-Interested Director is divided proportionately between the Funds. The current allocation ratio of the annual fee is based on the average net assets of the Funds. Total Directors' fees paid by Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund for the year ended March 31, 2010, excluding any out-of-pocket expenses, were $255,917, $6,907, $42,056 and $20,120, respectively.

     Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' custodian pursuant to a custody agreement (the "Custody Agreement"). PNC also serves as the Funds' transfer agent. Tweedy, Browne also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

4. SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2010, are as follows:

                              GLOBAL                    WORLDWIDE
                              VALUE                        HIGH
                            FUND II -                    DIVIDEND
              GLOBAL         CURRENCY                     YIELD
            VALUE FUND       UNHEDGED     VALUE FUND    VALUE FUND
            ------------   -----------   -----------   -----------
Purchases   $238,283,985   $23,456,021   $38,170,262   $39,659,495
Sales        837,670,757            30    77,141,699    18,479,954

     The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) as computed on a federal income tax basis, at March 31, 2010 for each Fund is as follows:

                               GROSS            GROSS             NET
                           APPRECIATION    (DEPRECIATION)    APPRECIATION
                          --------------   --------------   -------------
Global Value Fund         $1,621,952,774   $(91,774,584)    $1,530,178,190
Global Value Fund II -
   Currency Unhedged             992,054       (418,767)           573,287
Value Fund                   142,106,066     (3,717,950)       138,388,116
Worldwide High Dividend
   Yield Value Fund           15,645,627     (4,075,846)        11,569,781

5. CAPITAL STOCK

     The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 of
the unissued shares have been designated as shares of the Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within days of purchase are subject to a redemption fee equal to 2% the redemption proceeds, which will be retained by each Fund.

Changes in shares outstanding for the year/period March 31, 2010 were as follows:

                     GLOBAL VALUE FUND
                ---------------------------
                   SHARES         AMOUNT
                -----------   -------------
Sold             16,183,502   $ 310,820,977
Reinvested        2,847,795      60,316,177
Redeemed        (43,193,564)   (826,557,527)
                -----------   -------------
Net Decrease    (24,162,267)  $(455,420,373)
                ===========   =============

                   GLOBAL VALUE FUND II -
                     CURRENCY UNHEDGED*
                ---------------------------
                  SHARES         AMOUNT
                -----------   -------------
Sold             3,729,320     $37,683,306
Reinvested             695           7,077
Redeemed          (362,782)     (3,685,054)
                 ---------     -----------
Net Increase     3,367,233     $34,005,329
                 =========     ===========

                       VALUE FUND
               -------------------------
                  SHARES       AMOUNT
               ----------   ------------
Sold            2,194,770   $ 34,928,495
Reinvested        231,562      4,242,285
Redeemed       (5,193,075)   (83,620,924)
               ----------   ------------
Net Decrease   (2,766,743)  $(44,450,144)
               ==========   ============

                WORLDWIDE HIGH DIVIDEND
                    YIELD VALUE FUND
               -------------------------
                 SHARES        AMOUNT
               ----------   ------------
Sold            5,640,817   $ 44,099,433
Reinvested        357,131      2,731,743
Redeemed       (2,280,415)   (17,939,718)
               ----------   ------------
Net Increase    3,717,533   $ 28,891,458
               ==========   ============

*    Commenced operations on October 26, 2009.

     Changes in shares outstanding for the year ended March 31, 2009 were as follows:

                     GLOBAL VALUE FUND
               -----------------------------
                  SHARES          AMOUNT
               -----------   ---------------
Sold            24,699,707   $   508,756,456
Reinvested      34,345,990       535,102,451
Redeemed       (85,243,886)   (1,696,091,800)
               -----------   ---------------
Net Decrease   (26,198,189)  $  (652,232,893)
               ===========   ===============

                         VALUE FUND
               ---------------------------
                  SHARES         AMOUNT
               -----------   -------------
Sold            7,673,065    $ 123,824,211
Reinvested      2,851,396       40,684,498
Redeemed       (6,250,927)    (101,519,979)
                ---------    -------------
Net Increase    4,273,534    $  62,988,730
                =========    =============

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

                 WORLDWIDE HIGH DIVIDEND
                    YIELD VALUE FUND
               --------------------------
                  SHARES        AMOUNT
               -----------   ------------
Sold            8,633,567    $ 62,996,941
Reinvested        273,434       2,202,921
Redeemed       (3,047,595)    (21,460,567)
                ---------    ------------
Net Increase    5,859,406    $ 43,739,295
                =========    ============

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

7. SECURITIES LENDING

     The Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At March 31, 2010, the Funds did not have any securities out on loan.

TWEEDY, BROWNE FUND INC.

REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II - Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II - Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the "Funds", each a series of Tweedy, Browne Fund Inc.) at March 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

PricewaterhouseCoopers LLP
New York, New York
May 24, 2010

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

     YEAR ENDED MARCH 31, 2010

1. TAX INFORMATION

     FOR SHAREHOLDERS WHO DO NOT HAVE A MARCH 31, 2010 TAX YEAR END, THIS FOOTNOTE IS FOR INFORMATIONAL PURPOSES ONLY. FORM 1099-DIV WILL BE SENT TO SHAREHOLDERS IN JANUARY 2011 REPORTING THE AMOUNTS AND TAX CHARACTERIZATION OF DISTRIBUTIONS FOR THE 2010 CALENDAR YEAR.

     For the fiscal year ended March 31, 2010, the amount of long-term capital gain designated by the Funds, which may be subsequently determined to be different, and is taxable at a 15% rate gain for federal income tax purposes was:

FUND
----
Global Value Fund                                                    $        --
Global Value Fund II - Currency Unhedged                             $        --
Value Fund                                                           $14,306,464
Worldwide High Dividend Yield Value Fund                             $        --

     Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2010, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

FUND
----
Global Value Fund                                                           8.37%
Global Value Fund II - Currency Unhedged                                   56.43%
Value Fund                                                                 77.91%
Worldwide High Dividend Yield Value Fund                                   58.57%

     For the fiscal year ended March 31, 2010, the percentage of the distributions paid by the Funds that qualifies for the 15% dividend tax rate was:

FUND
----
Global Value Fund                                                            100%
Global Value Fund II - Currency Unhedged                                     100%
Value Fund                                                                   100%
Worldwide High Dividend Yield Value Fund                                     100%

     If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to its shareholders credits for foreign taxes paid.

     For the fiscal year ended March 31, 2010, the gross income derived from foreign sources and foreign taxes paid were:

                            GLOBAL VALUE FUND
                        -------------------------
                        DOLLAR AMOUNT   PER SHARE
                        -------------   ---------
Foreign Source Income    $120,665,560    $0.6203
Foreign Taxes              13,147,255     0.0676

                           GLOBAL VALUE FUND II
                           - CURRENCY UNHEDGED
                        -------------------------
                        DOLLAR AMOUNT   PER SHARE
                        -------------   ---------
Foreign Source Income      $111,786      $0.0332
Foreign Taxes                10,453       0.0031

                         WORLDWIDE HIGH DIVIDEND
                            YIELD VALUE FUND
                        -------------------------
                        DOLLAR AMOUNT   PER SHARE
                        -------------   ---------
Foreign Source Income     $2,631,617     $0.1563
Foreign Taxes                202,885      0.0121

2. PORTFOLIO INFORMATION

     The Company files the Funds' complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789 or by visiting the Funds' website at www.tweedy.com. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

3. PROXY VOTING INFORMATION

     The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789 or by visiting the Funds' website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

4. ADVISORY AGREEMENT

     TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

     On September 16, 2009, the Company's Board of Directors (the "Board"), including a majority of the Independent Directors, approved the proposed Investment Advisory Agreement between the Company, on behalf of the Tweedy, Browne Global Value Fund II - Currency Unhedged (the "Fund"), and Tweedy, Browne ("Advisory Agreement"). In considering whether to approve the proposed Advisory Agreement, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board's approval are described below.

     A. INFORMATION RECEIVED

     In considering whether to approve the proposed Advisory Agreement, the Board reviewed, among other things, a memorandum prepared by Tweedy, Browne regarding the Fund's proposed investment strategy and fee structure, information regarding Tweedy, Browne's performance in managing other accounts employing the same investment philosophy and strategy as that proposed with respect to the management of the Fund, and other information relating to the nature, extent, and quality of services proposed to be provided to the Fund by Tweedy, Browne.

     In addition to reviewing and evaluating the materials described above, the Independent Directors also received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Directors with respect to the consideration of an investment advisory agreement. In deciding to approve the proposed Advisory Agreement, the Board did not identify a single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

     B. NATURE, EXTENT AND QUALITY OF SERVICES

     The Board reviewed materials concerning the depth and quality of Tweedy, Browne's investment management process in managing other funds and accounts. The Board considered a variety of services that were proposed to be provided to the Fund by Tweedy, Browne, including providing "behind the scenes" services. Such services include those provided by Tweedy, Browne's order desk; the monitoring of the Fund's service providers and the performance of shadowing functions; the monitoring of information with regard to corporate reorganizations involving the Fund's portfolio companies; the preparation of the Fund's semi-annual and annual reports to shareholders; the development and enforcement of procedures to monitor trading activity in the Fund; the monitoring and assessing of valuation issues for the Fund; the preparation of various regulatory filings for the Fund; and the monitoring of the collection of redemption fees for the Fund. In addition, the Board noted that Tweedy, Browne proposed to provide a wide variety of administrative services not otherwise proposed to be provided by the Fund's third-party service providers, such as preparing Board reports; assisting in the preparation and filing of the Fund's tax returns; monitoring the registration of shares of the Fund under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; and establishing and monitoring the Fund's operating budget. The Board also noted Tweedy, Browne's commitment to staff development and long-term and contingency planning with regard to its advisory business. In considering Tweedy, Browne's proposed services to the Fund, both in managing the Fund's portfolio and in overseeing all aspects of the Fund's business, the Board concluded that Tweedy, Browne had proposed to provide essential services to the Fund. Ultimately, the Board concluded that the nature, extent and quality of the services proposed to be provided to the Fund by Tweedy, Browne would benefit the Fund and its future shareholders.

     C. INVESTMENT PERFORMANCE

     The Board noted that the Fund did not yet have an operating history, and thus the Board could not consider the Fund's investment performance. The Board further noted that the materials provided by Tweedy, Browne included information regarding the proposed investment strategy for the Fund. The materials indicated that the Fund will be managed "pari passu" with the Tweedy, Browne Global Value Fund, a fund comprising the Company with a similar investment strategy. The Board considered the performance records of the Tweedy, Browne Global Value Fund and Tweedy, Browne's composite of separately managed unhedged international accounts.

     D. ADVISORY FEES AND TOTAL EXPENSES

     The Board reviewed the Fund's proposed annual advisory fee of 1.25% of the average daily net assets. In so doing, the Board compared such amount with the advisory fees paid by other funds served by Tweedy, Browne. The Board noted that the proposed advisory fee for the Fund is the same fee charged to the other three funds that currently comprise the Company. The Board further noted the Fund's anticipated expense ratio of no more than 1.37% (after waivers and reimbursements) and compared it against the average expense ratios of funds pursuing comparable investment strategies. After reviewing the proposed fee and expense data, the Board determined that the proposed advisory fee and anticipated expense ratio were fair and reasonable.

     E. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALES

     The Board reviewed information regarding Tweedy, Browne's potential profitability from its proposed relationship with the Fund. In so doing, the Board reviewed the wide variety of services proposed to be provided to the Fund by Tweedy, Browne, noting that Tweedy, Browne currently provides such services to the other three funds comprising the Company. The Board also noted that Tweedy, Browne had absorbed the entire expense of the Company's Chief Compliance Officer since her appointment in June 2004. The Board considered Tweedy, Browne's research process and, in particular, Tweedy Browne's extensive research with regard to non-U.S. securities. The Board also noted that, as a result of Tweedy, Browne's investment discipline with respect to smaller and medium market capitalization issues, its cost of research per dollar of assets under management is likely to be higher than would be the case for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies. The Board noted that this research process is likely not to be

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

conducive to economies of scale that would be potentially realizable in the management of large pools of capital invested in large market capitalization stocks. The Board concluded that Tweedy, Browne's profitability from its client relationships, including its proposed relationship with the Fund, is reasonable.

     F. ANCILLARY BENEFITS

     The Board considered a variety of other benefits that would potentially be received by Tweedy, Browne as a result of its proposed relationship with the Fund, including minor benefits that may be derived by Tweedy, Browne from "soft dollar" arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne's brokerage allocation policies.

     G. CONCLUSION

     Based on its review, including the consideration of each of the factors noted above, the Board concluded that the nature, extent and quality of the proposed services to the Fund by Tweedy, Browne favored approval of the Advisory Agreement. The Board concluded that the Advisory Agreement was fair and reasonable to the Fund and its future shareholders, and that approval of the Advisory Agreement at the proposed contractual rate was in the best interests of the Fund and its future shareholders.

5. DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth on the following pages. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interest of the Funds' shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling 1-800-432-4789 or by visiting the Funds' website at www.tweedy.com.

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

                            NON-INTERESTED DIRECTORS

                                                                                                                     OTHER
                                                                                                                PUBLIC COMPANY
                                                                                               NUMBER OF        AND INVESTMENT
                                                                                               PORTFOLIOS           COMPANY
                              TERM OF                                                           IN FUND          DIRECTORSHIPS
                            OFFICE AND                                                          COMPLEX             HELD BY
NAME, ADDRESS, AGE AND       LENGTH OF                  PRINCIPAL OCCUPATION(S)               OVERSEEN BY       DIRECTOR DURING
POSITION(S) WITH COMPANY  TIME SERVED(1)                  DURING PAST 5 YEARS                   DIRECTOR       THE PAST 5 YEARS
------------------------  --------------  --------------------------------------------------  -----------  ------------------------
Paul F. Balser                9 years     Partner, Ironwood Manufacturing Fund, LP (private        4       Director, Janus Capital
420 Lexington Avenue                      equity investments), since 2003; Partner, Ironwood                  Group Inc. (asset
New York, NY 10170                        Management Fund (private equity investments),                          management)
Age: 68                                   since 2007; Partner, Ironwood Partners LLC
Director                                  (private equity investments), since 2001; Partner,
                                          Generation Partners (private equity investments)
                                          from August 1995 to September 30, 2004.

Bruce A. Beal                17 years     Partner and Chairman, The Beal Companies (real           4                None
177 Milk Street                           estate development and investment companies);
Boston, MA 02109                          Real estate consultant.
Age: 73
Director

John C. Hover II              7 years     Former Executive Vice President, United States           4        Member of the Board of
72 North Main Street                      Trust Company of New York (Retired since 2000).                    Directors/Managers of
New Hope, PA 18938                                                                                         various funds managed by
Age: 67                                                                                                        Bank of America's
Director                                                                                                    Alternative Investments
                                                                                                               Group (11 Funds);
                                                                                                              Board of Managers,
                                                                                                             Excelsior Directional
                                                                                                             Hedge Fund of Funds,
                                                                                                           Ltd.; Board of Managers,
                                                                                                           Excelsior Multi-Strategy
                                                                                                            Hedge Fund of Funds 2,
                                                                                                           Ltd.; Board of Managers,
                                                                                                           Grosvenor Multi-Strategy
                                                                                                              Offshore Fund, Ltd.

Richard B. Salomon           14 years     Member, Cozen O'Connor LLC (law firm) since              4                 None
277 Park Avenue                           April 2009. Partner, Wolf, Block, LLP (law firm)
New York, NY 10172                        from April 2005 to April 2009.
Age: 62
Director
                                                        INTERESTED DIRECTORS(2)

William H. Browne             1 year      Managing Director, Tweedy, Browne Company                4                  N/A
350 Park Avenue                           LLC.
New York, NY 10022
Age: 65
Chairman and Director

Thomas H. Shrager             2 years     Managing Director, Tweedy, Browne                        4                  N/A
350 Park Avenue                           Company LLC.
New York, NY 10022
Age: 53
President and Director

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

                         OFFICERS WHO ARE NOT DIRECTORS

                                                                                                                     OTHER
                                                                                                                PUBLIC COMPANY
                                                                                               NUMBER OF        AND INVESTMENT
                                                                                               PORTFOLIOS           COMPANY
                              TERM OF                                                           IN FUND          DIRECTORSHIPS
                            OFFICE AND                                                          COMPLEX             HELD BY
NAME, ADDRESS, AGE AND       LENGTH OF                  PRINCIPAL OCCUPATION(S)               OVERSEEN BY       DIRECTOR DURING
POSITION(S) WITH COMPANY  TIME SERVED(1)                  DURING PAST 5 YEARS                   DIRECTOR       THE PAST 5 YEARS
------------------------  --------------  --------------------------------------------------  -----------  ------------------------
Patricia A. Rogers            6 years     Chief Compliance Officer of the Funds since June        N/A                 N/A
350 Park Avenue                           2004; Associate General Counsel, Tweedy, Browne
New York, NY 10022                        Company LLC.
Age: 43
Chief Compliance Officer

M. Gervase Rosenberger        17 years    Executive Vice President, Tweedy, Browne                N/A                 N/A
350 Park Avenue                           Company LLC since 2001; General Counsel and
New York, NY 10022                        Chief Compliance Officer, Tweedy, Browne
Age: 59                                   Company LLC until 2001.
Chief Operating Officer,
   Vice President and
   Secretary

John D. Spears               17 years     Managing Director, Tweedy, Browne                       N/A                 N/A
350 Park Avenue                           Company LLC.
New York, NY 10022
Age: 61
Vice President

Robert Q. Wyckoff, Jr.        8 years     Managing Director, Tweedy, Browne                       N/A                 N/A
350 Park Avenue                           Company LLC.
New York, NY 10022
Age: 57
Treasurer

----------
(1) Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

(2) "Interested person" of the Company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. William H. Browne and Thomas H. Shrager are each an "interested person" because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds' investment adviser and distributor.

                       This page left blank intentionally.

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue, New York, NY 10022
                                  800-432-4789
                                 www.tweedy.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $200,000 for 2010 and $173,000 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,309 for 2010 and $5,803 for 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,600 for 2010 and $14,750 for 2009.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $29,909 for 2010 and $53,942 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Fund's Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund's investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

     (e)(2) There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $52,818 for 2010 and $74,495 for 2009.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Tweedy, Browne Fund Inc.


By (Signature and Title)*  /s/ Thomas H. Shrager
                           ---------------------------------
                           Thomas H. Shrager, President
                           (principal executive officer)

Date June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Thomas H. Shrager
                           ---------------------------------
                           Thomas H. Shrager, President
                           (principal executive officer)

Date June 4, 2010


By (Signature and Title)*  /s/ Robert Q. Wyckoff, Jr.
                           ---------------------------------
                           Robert Q. Wyckoff, Jr., Treasurer
                           (principal financial officer)

Date June 4, 2010

* Print the name and title of each signing officer under his or her signature.